                                  CINERGY CORP.

                                       AND

                            FIFTH THIRD BANK, Trustee

                                    Indenture

                         Dated as of September 12, 2001

TRUST INDENTURE
 ACT SECTION                                                   INDENTURE SECTION

Section 310(a)(1)609
         (a)(2)..............................................................609
         (a)(3)...................................................Not Applicable
         (a)(4)...................................................Not Applicable
         (b).................................................................608
         ....................................................................610
Section 311(a)...............................................................613
         (b).................................................................613
Section 312(a)...............................................................701
         ....................................................................702
         (b).................................................................702
         (c).................................................................702
Section 313(a)...............................................................703
         (b).................................................................703
         (c).................................................................703
         (d).................................................................703
Section 314(a)...............................................................704
         (a)(4)..............................................................101
         ...................................................................1004
         (b)......................................................Not Applicable
         (c)(1)..............................................................102
         (c)(2)..............................................................102
         (c)(3)...................................................Not Applicable
         (d)......................................................Not Applicable
         (e).................................................................102
Section 315(a)...............................................................601
         (b).................................................................602
         (c).................................................................601
         (d).................................................................601
         (e).................................................................514
         Section 316(a)......................................................101
         (a)(1)(A)...........................................................502
         ....................................................................512
         (a)(1)(B)...........................................................513
         (a)(2)...................................................Not Applicable
         (b).................................................................508
         (c).................................................................104
Section 317(a)(1)............................................................503
         (a)(2)..............................................................504
         (b)................................................................1003
Section 318(a)...............................................................107
Note: This  reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.
                                TABLE OF CONTENTS

SECTION 115.  IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS.17

SECTION 503.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.36

SECTION 508.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL,

SECTION 1301. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT

SECTION 1305. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE

SECTION 1407. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR DEBT;
              PRESERVATION OF TRUSTEE'S RIGHTS................................70
SECTION 1408. NO WAIVER OF SUBORDINATION PROVISIONS...........................71

     INDENTURE,  dated as of  September  12,  2001,  between  Cinergy  Corp.,  a corporation  duly organized and existing under the laws of the State of Delaware
(herein called the  "Company"),  having its principal  office at 139 East Fourth
Street,  Cincinnati,   Ohio  45202,  and  Fifth  Third  Bank,  an  Ohio  banking
corporation, as Trustee (herein called the "Trustee").

                             Recitals of the Company

     The  Company  has  duly  authorized  the  execution  and  delivery  of this
Indenture  to  provide  for the  issuance  from  time  to time of its  unsecured debentures,  notes  or  other  evidences  of  indebtedness  (herein  called  the
"Securities"),  unlimited  as to principal  amount,  to be issued in one or more series as in this Indenture provided.

     All  things  necessary  to make this  Indenture  a valid  agreement  of the
Company, in accordance with its terms, have been done.

     Now, Therefore, This Indenture Witnesseth:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed,  subject to Article Fourteen,  if applicable,  for the equal  and  proportionate  benefit  of the  Holders  of the
Securities of each series thereof, as follows:

                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

Section 101. Definitions.

     For all purposes of this Indenture,  except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (2) all other  terms used herein  which are defined in the Trust  Indenture
Act, either directly or by reference therein, have the meanings assigned to them therein;

     (3) all  accounting  terms not otherwise  defined  herein have the meanings assigned to them in accordance with generally accepted accounting  principles in the United States;

     (4) unless the context otherwise requires, any reference to an "Article" or a  "Section"  refers to an  Article  or a  Section,  as the case may be, of this
Indenture; and

     (5) the words "herein," "hereof" and "hereunder" and other words of similar import  refer to this  Indenture as a whole and not to any  particular  Article,
Section or other subdivision.

     "Act," when used with respect to any Holder,  has the meaning  specified in
Section 104.

     "Affiliate"  of any  specified  Person means any other  Person  directly or indirectly  controlling  or  controlled  by or under  direct or indirect  common control  with  such  specified  Person.  For the  purposes  of this  definition,
"control"  when used with respect to any  specified  Person,  means the power to direct the  management  and  policies of such  Person,  directly or  indirectly, whether  through the ownership of voting  securities,  by contract or otherwise;
and the terms  "controlling" and "controlled"  have meanings  correlative to the foregoing.

     "Authenticating  Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Board of  Directors"  means the board of directors of the Company,  or any duly authorized committee of that board, or any Person duly authorized to act on behalf of that board.

     "Board Resolution" means a copy of a resolution or resolutions certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day," when used with respect to any Place of Payment,  means each
Monday,  Tuesday,  Wednesday,  Thursday  and Friday  which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

     "Commission"  means the  Securities and Exchange  Commission,  from time to time  constituted,  created under the Exchange Act, or, if at any time after the execution of this  instrument such Commission is not existing and performing the duties  now  assigned  to it  under  the  Trust  Indenture  Act,  then  the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument  until a successor Person shall have become such pursuant to the applicable  provisions of this  Indenture,  and thereafter  "Company" shall mean such successor Person.

     "Company Request" or "Company Order" mean, respectively,  a written request or order  signed in the name of the  Company  either by (i) its  Chairman of the
Board,  its  Vice  Chairman,  its  President,  any of its Vice  Presidents,  its
Treasurer, or any of its Assistant Treasurers,  and delivered to the Trustee, or
(ii) any two Persons  designated  in a Board  Resolution,  or in a Company Order previously  delivered  to the  Trustee  signed  by any  of  the  foregoing,  and delivered to the Trustee.

     "Corporate  Trust Office" means the office of the Trustee for Securities of any series at which at any particular time its corporate trust business shall be principally  administered,  which  office  at the  date  of  execution  of  this
Indenture is located at 38 Fountain Square Plaza, Cincinnati, Ohio.

     "Corporation" means a corporation,  association, limited liability company, joint-stock company or business trust.

     "Covenant Defeasance" has the meaning specified in Section 1303.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Defeasance" has the meaning specified in Section 1302.

     "Depositary"  means,  with respect to Securities of any series  issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered  under the Exchange Act that is designated  to act as Depositary  for such Securities as contemplated by Section 301.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Act" means the Securities Exchange Act of 1934.

     "Expiration Date" has the meaning specified in Section 104.

     "Global  Security"  means  a  Security  that  evidences  all or part of the
Securities  of any series and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated by Section 301 for such Securities).

     "Holder"  means a Person in whose  name a  Security  is  registered  in the
Security Register.

     "Indenture" means this instrument as originally executed and as it may from time to time be supplemented  or amended by one or more indentures  supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all  purposes  of this  instrument  and any  such  supplemental  indenture,  the provisions of the Trust Indenture Act that are deemed to be a part of and govern this  instrument and any such  supplemental  indenture,  respectively.  The term
"Indenture"  shall also  include the terms of  particular  series of  Securities established as contemplated by Section 301.

     "Interest,"  when used with respect to an Original Issue Discount  Security which by its terms bears interest only after  Maturity,  means interest  payable after Maturity.

     "Interest Payment Date," when used with respect to any Security,  means the
Stated Maturity of an installment of interest on such Security.

     "Investment Company Act" means the Investment Company Act of 1940.

     "Junior  Subordinated  Securities"  shall  have the  meaning  specified  in
Section 1401.

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an  installment  of principal  becomes due and payable as  therein or herein  provided,  whether at the Stated  Maturity  or by declaration of acceleration, call for redemption or otherwise.

     "Notice of Default" means a written notice of the kind specified in Section
501(4).

     "Officer's  Certificate"  means a certificate signed in the same manner and by  Persons  as  provided  for in a  Company  Request  or a Company  Order,  and
delivered to the Trustee.

     "Opinion of  Counsel"  means a written  opinion of  counsel,  who may be an employee of or counsel for the Company.

     "Original Issue Discount Security" means any Security which provides for an amount  less than the  principal  amount  thereof to be due and  payable  upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Outstanding," when used with respect to Securities,  means, as of the date of determination,  all Securities theretofore  authenticated and delivered under this Indenture, except:

     (1)  Securities  theretofore  cancelled  by the Trustee or delivered to the
Trustee for cancellation;

     (2)  Securities  for whose  payment or  redemption  money in the  necessary amount has been  theretofore  deposited  with the  Trustee  or any Paying  Agent
(other than the  Company) in trust or set aside and  segregated  in trust by the
Company  (if the Company  shall act as its own Paying  Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such  redemption  has been duly given  pursuant to this  Indenture  or provision therefor satisfactory to the Trustee has been made;

     (3) Securities as to which Defeasance has been effected pursuant to Section
1302; and

     (4) Securities  which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been  authenticated  and delivered pursuant to this  Indenture,  other than any such Securities in respect of which there shall have been  presented to the Trustee  proof  satisfactory  to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid  obligations of the Company;  provided,  however,  that in determining whether  the  Holders  of the  requisite  principal  amount  of the  Outstanding
Securities  have  given,  made or  taken  any  request,  demand,  authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A)
the  principal  amount of an Original  Issue  Discount  Security  which shall be deemed to be  Outstanding  shall be the amount of the  principal  thereof  which would be due and  payable  as of such date  upon  acceleration  of the  Maturity thereof to such date  pursuant  to  Section  502,  (B) if, as of such date,  the
principal   amount  payable  at  the  Stated  Maturity  of  a  Security  is  not determinable,  the principal amount of such Security which shall be deemed to be
Outstanding  shall be the amount as specified or determined as  contemplated  by
Section 301, (C) the principal  amount of a Security  denominated in one or more foreign  currencies  or currency  units which shall be deemed to be  Outstanding shall be the U.S.  dollar  equivalent,  determined as of such date in the manner provided  as  contemplated  by  Section  301,  of the  principal  amount of such
Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount  determined as provided in such Clause),  and (D) Securities owned by the Company or any other  obligor upon the  Securities  or any  Affiliate of the
Company  or of such  other  obligor  shall be  disregarded  and deemed not to be
Outstanding,  except that, in determining whether the Trustee shall be protected in relying upon any such  request,  demand,  authorization,  direction,  notice, consent,  waiver or other action,  only  Securities  which the Trustee  actually knows to be so owned  shall be so  disregarded.  Securities  so owned which have been  pledged  in good  faith may be  regarded  as  Outstanding  if the  pledgee establishes  to the  satisfaction  of the Trustee the pledgee's  right so to act with respect to such  Securities  and that the pledgee is not the Company or any other  obligor upon the  Securities  or any  Affiliate of the Company or of such other obligor.

     "Paying Agent" means, if not the Company, then any Person authorized by the
Company to pay the principal of or any premium or interest on any  Securities on behalf of the Company.

     "Person" means any  individual,  corporation,  partnership,  joint venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

     "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the  Securities  of that  series are payable as  specified  as  contemplated  by
Section 301.

     "Predecessor  Security" of any  particular  Security  means every  previous
Security  evidencing all or a portion of the same debt as that evidenced by such particular  Security;  and,  for the purposes of this  definition,  any Security authenticated  and  delivered  under Section 306 in exchange for or in lieu of a mutilated,  destroyed,  lost or stolen  Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Redemption  Date," when used with  respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption  Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the  Securities  of any series means the date  specified  for that purpose as contemplated by Section 301.

     "Responsible  Officer,"  when used with respect to the  Trustee,  means any vice  president,  any assistant  vice-president,  any trust officer or assistant trust  officer  of  the  Trustee  assigned  to  the  Trustee's  corporate  trust department and customarily  performing  functions  similar to those performed by any of  the  above  designated  officers  and  also  means,  with  respect  to a particular  corporate  trust  matter,  any other  officer to whom such matter is referred  because  of his  knowledge  of and  familiarity  with  the  particular subject.

     "Securities"  has the meaning stated in the first recital of this Indenture and more  particularly  means any Securities  authenticated  and delivered under this Indenture.

     "Securities Act" means the Securities Act of 1933.

     "Security  Register" and "Security  Registrar" have the respective meanings specified in Section 305.

     "Senior  Debt" of the Company  means the  principal  of,  premium,  if any, interest on and any other payment due pursuant to any of the following,  whether outstanding at the date of execution of this  Indenture or thereafter  incurred, created or assumed:  (a) all  indebtedness  of the Company  evidenced  by notes, debentures,  bonds or other securities sold by the Company for money,  excluding
Junior  Subordinated  Securities,  but including all first mortgage bonds of the
Company  outstanding  from time to time; (b) all  indebtedness of Persons of the kinds  described in the  preceding  clause (a) assumed by or  guaranteed  in any manner by the Company, including through an agreement to purchase, contingent or otherwise; and (c) all renewals, extensions or refundings of indebtedness of the kinds described in any of the preceding clauses (a) and (b); unless, in the case of any particular indebtedness,  renewal, extension or refunding, the instrument creating or  evidencing  the same or the  assumption  or  guarantee  of the same expressly  provides that such indebtedness,  renewal,  extension or refunding is not  superior  in  right  of  payment  to or  is  pari  passu  with  the  Junior
Subordinated Securities.

     "Special  Record Date" for the payment of any  Defaulted  Interest  means a date fixed by the Trustee pursuant to Section 307.

     "Stated   Maturity,"  when  used  with  respect  to  any  Security  or  any installment of principal thereof or interest  thereon,  means the date specified in such  Security as the fixed date on which the  principal of such  Security or such installment of principal or interest is due and payable.

     "Subsidiary"  means a corporation  more than 50% of the outstanding  voting stock of which is owned,  directly  or  indirectly,  by the Company or by one or more other  Subsidiaries,  or by the Company and one or more other Subsidiaries.
For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors,  whether at all times or only so long as no  senior  class  of stock  has such  voting  power  by  reason  of any contingency.

     "Trust  Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section
905.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture,  and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person,  "Trustee" as used with respect to the  Securities of any series shall mean the Trustee with respect to Securities of that series.

     "U.S. Government Obligation" has the meaning specified in Section 1304.

     "Vice  President,"  when used with  respect to the Company or the  Trustee, means any vice  president,  whether or not  designated  by a number or a word or words added before or after the title "vice president."

     Section 102. Compliance Certificates and Opinions.

     Upon any  application  or request by the  Company  to the  Trustee  for any series of Securities  to take any action under any provision of this  Indenture, the Company shall furnish to the Trustee such  certificates  and opinions as may be required  under the Trust  Indenture  Act. Each such  certificate  or opinion shall be given in the  form of an  Officer's  Certificate,  if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall  comply with the  requirements  of the Trust  Indenture  Act and any other requirements set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include,

     (1) a statement that each  individual  signing such  certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (2) a statement that, in the opinion of each such  individual,  he has made such  examination or  investigation  as is necessary to enable him to express an informed  opinion as to  whether  or not such  covenant  or  condition  has been complied with; and

     (3) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section 103. Form of Documents Delivered to Trustee.

     In any case where  several  matters  are  required to be  certified  by, or covered by an opinion of, any specified  Person,  it is not  necessary  that all such  matters  be  certified  by, or covered by the  opinion  of,  only one such
Person,  or that they be so certified or covered by only one  document,  but one such Person may certify or give an opinion  with respect to some matters and one or more other such Persons as to other matters,  and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any  certificate  or opinion of an  officer  of the  Company  may be based, insofar as it relates to legal  matters,  upon a  certificate  or opinion of, or representations  by, counsel,  unless such officer knows that the certificate or
opinion  or  representations   with  respect  to  the  matters  upon  which  his
certificate or opinion is based are erroneous.  Any such  certificate or Opinion of Counsel  may be based,  insofar as it  relates  to  factual  matters,  upon a certificate or opinion of, or representations  by, an officer or officers of the
Company stating that the information  with respect to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

     Where  any  Person  is  required  to  make,  give  or  execute  two or more applications,  requests, consents,  certificates,  statements, opinions or other instruments  under this Indenture,  they may, but need not, be consolidated  and form one instrument.

     Section 104. Acts of Holders; Record Dates.

     Any request, demand,  authorization,  direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given,  made or taken by Holders  may be  embodied  in and  evidenced  by one or more  instruments  of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing.Except as herein otherwise expressly provided,  such action shall become  effective when such instrument or instruments are delivered to the
Trustee  and,  where it is  hereby  expressly  required,  to the  Company.  Such instrument  or  instruments  (and the  action  embodied  therein  and  evidenced thereby) are herein  sometimes  referred to as the "Act" of the Holders  signing such instrument or instruments.  Proof of execution of any such instrument or of a writing  appointing any such agent shall be sufficient for any purpose of this
Indenture  and (subject to Section 601)  conclusive  in favor of the Trustee and the Company, if made in the manner provided in this Section.

     The fact and date of the execution by any Person of any such  instrument or writing may be proved by the  affidavit  of a witness of such  execution or by a certificate  of a notary  public  or  other  officer  authorized  by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a  signer  acting  in a  capacity  other  than  his  individual  capacity,  such
certificate  or  affidavit  shall  also  constitute   sufficient  proof  of  his
authority. The fact and date of the execution of any such instrument or writing, or the  authority of the Person  executing  the same,  may also be proved in any other manner which the Trustee deems sufficient.

     The ownership of Securities shall be proved by the Security Register.

     Any request, demand,  authorization,  direction, notice, consent, waiver or other Act of the Holder of any Security  shall bind every  future  Holder of the same Security and the Holder of every Security  issued upon the  registration of transfer  thereof  or in  exchange  therefor  or in lieu  thereof  in respect of anything  done,  omitted or suffered to be done by the Trustee or the Company in reliance  thereon,  whether  or not  notation  of such  action is made upon such
Security.

     The Company may set any day as a record date for the purpose of determining the Holders of Outstanding  Securities of any series  entitled to give,  make or take any request, demand,  authorization,  direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given,  made or taken by Holders of Securities of such series, provided that the Company may not set a record  date for,  and the  provisions  of this  paragraph  shall not apply with respect  to,  the  giving or  making  of any  notice,  declaration,  request  or direction referred to in the next paragraph.  If any record date is set pursuant to this paragraph,  the Holders of Outstanding Securities of the relevant series on such  record  date,  and no  other  Holders,  shall be  entitled  to take the relevant  action,  whether or not such Holders  remain Holders after such record date;  provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding  Securities of such series on such record date. Nothing in this  paragraph  shall be  construed  to prevent the Company  from setting a new record  date for any  action  for which a record  date has  previously  been set pursuant  to this  paragraph  (whereupon  the record date  previously  set shall automatically  and with no action by any Person be cancelled  and of no effect), and nothing in this  paragraph  shall be  construed  to render  ineffective  any action  taken by  Holders  of the  requisite  principal  amount  of  Outstanding
Securities  of the  relevant  series on the date such action is taken.  Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense,  shall cause notice of such record date, the proposed action by Holders and the applicable  Expiration Date to be given to the Trustee in writing and to each  Holder of  Securities  of the  relevant  series in the manner set forth in
Section 106.

     The Trustee may set any day as a record date for the purpose of determining the  Holders of  Outstanding  Securities  of any series  entitled to join in the giving  or  making  of (i) any  Notice  of  Default,  (ii)  any  declaration  of acceleration  referred  to in  Section  502,  (iii)  any  request  to  institute proceedings  referred to in Section 507(2) or (iv) any direction  referred to in
Section 512, in each case with  respect to  Securities  of such  series.  If any record  date is set  pursuant  to this  paragraph,  the  Holders of  Outstanding
Securities of such series on such record date,  and no other  Holders,  shall be entitled to join in such notice, declaration,  request or direction,  whether or not such Holders  remain  Holders after such record date;  provided that no such action shall be effective  hereunder  unless taken on or prior to the applicable
Expiration  Date by Holders of the  requisite  principal  amount of  Outstanding
Securities of such series on such record date.  Nothing in this paragraph  shall be  construed  to prevent  the  Trustee  from  setting a new record date for any action  for  which a  record  date has  previously  been  set  pursuant  to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be  cancelled  and of no  effect),  and  nothing in this paragraph  shall be construed to render  ineffective any action taken by Holders of the  requisite  principal  amount of  Outstanding  Securities of the relevant series on the date such action is taken.  Promptly  after any record date is set pursuant to this paragraph,  the Trustee, at the Company's expense,  shall cause notice of such record date,  the proposed  action by Holders and the  applicable
Expiration  Date to be given to the  Company  in writing  and to each  Holder of
Securities of the relevant series in the manner set forth in Section 106.

     With  respect to any record date set  pursuant to this  Section,  the party hereto which sets such record date,  may  designate  any day as the  "Expiration
Date" and from time to time may change  the  Expiration  Date to any  earlier or later day;  provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing,  and to each Holder of Securities  of the relevant  series in the manner set forth in
Section 106, on or prior to the existing  Expiration Date. If an Expiration Date is not designated  with respect to any record date set pursuant to this Section, the party  hereto  which set such record date shall be deemed to have  initially designated  the 180th day after such  record  date as the  Expiration  Date with respect thereto,  subject to its right to change the Expiration Date as provided in this paragraph.  Notwithstanding  the foregoing,  no Expiration Date shall be later than the 180th day after the applicable record date.

     Without  limiting the foregoing,  a Holder  entitled  hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal  amount of such Security or by one or more duly appointed  agents  each of which may do so  pursuant  to such  appointment  with regard to all or any part of such principal amount.

     Section 105. Notices, Etc., to Trustee and Company.

     Any request, demand,  authorization,  direction, notice, consent, waiver or
Act of Holders or other  document  provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee by any Holder or by the  Company  shall be  sufficient  for every purpose hereunder if made, given, furnished or filed in writing to or with
the  Trustee  at  its  Corporate  Trust  Office,   Attention:   Corporate  Trust
Administration, or

     (2) the Company by the  Trustee or by any Holder  shall be  sufficient  for every purpose  hereunder  (unless  otherwise  herein  expressly  provided) if in writing and mailed,  first-class postage prepaid, to the Company addressed to it at the address of its principal  office specified in the first paragraph of this instrument  or at any other  address  previously  furnished  in  writing  to the
Trustee by the Company.

     Section 106. Notice to Holders; Waiver.

     Where this  Indenture  provides  for  notice to Holders of any event,  such notice shall be sufficiently given (unless otherwise herein expressly  provided)
if in writing and mailed,  to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest  date (if any),  prescribed  for the giving of such notice.  In any case where notice to Holders is given by mail,  neither the failure to mail such  notice,  nor any  defect in any  notice so mailed,  to any particular  Holder shall affect the  sufficiency  of such notice with respect to other Holders.  Any notice when mailed to a Holder in the aforesaid manner shall be  conclusively  deemed to have been  received  by such  Holder  whether or not actually  received by such Holder.  Where this Indenture  provides for notice in any  manner,  such  notice may be waived in writing  by the Person  entitled  to receive such notice,  either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Holders shall be filed with the Trustee,  but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall  constitute a sufficient notification for every purpose hereunder.

     Section 107. Conflict with Trust Indenture Act.

     If any provision hereof limits,  qualifies or conflicts with a provision of the Trust  Indenture  Act,  which is required under such Act to be a part of and govern this Indenture,  the latter provision shall control.  If any provision of this  Indenture  modifies or excludes any provision of the Trust  Indenture Act, which may be so modified or excluded,  the latter  provision  shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

     Section 108. Effect of Headings and Table of Contents.

     The Article and Section  headings  herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 109. Successors and Assigns.

     All  covenants and  agreements in this  Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     Section 110. Separability Clause.

     In case any  provision  in this  Indenture  or in the  Securities  shall be invalid, illegal or unenforceable,  the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 111. Benefits of Indenture.

     Nothing in this Indenture or in the Securities,  express or implied,  shall give to any Person, other than the parties hereto,  their successors  hereunder, the  Holders,  and the holders of any Senior  Debt,  any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 112. Governing Law.

     This  Indenture  and the  Securities  shall be governed by and construed in accordance with the law of the State of New York, without regard to conflicts of laws principles thereof.

     Section 113. Legal Holidays.

     In any case where any  Interest  Payment  Date,  Redemption  Date or Stated
Maturity of any  Security  shall not be a Business  Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities
(other than a provision  of any  Security  which  specifically  states that such provision shall apply in lieu of this Section)) payment of interest or principal
(and  premium,  if any) need not be made at such  Place of Payment on such date, but may be made on the next  succeeding  Business  Day at such  Place of Payment with the same  force  and  effect  as if made on the  Interest  Payment  Date or
Redemption  Date, or at the Stated  Maturity,  and no interest shall accrue with respect to such  payment  for the period  from and after such  Interest  Payment
Date,  Redemption  Date or  Stated  Maturity,  as the case may be,  to such next succeeding Business Day.

     Section 114. Certain Matters Relating to Currencies.

     Whenever  any  action or Act is to be taken  hereunder  by the  Holders  of
Securities  denominated  in different  currencies  or currency  units,  then for purposes of determining the principal amount of Securities held by such Holders, the  aggregate  principal  amount  of the  Securities  denominated  in a foreign currency  or  currency  unit shall be deemed to be that  amount of Dollars  that could be obtained for such principal amount on the basis of a spot exchange rate specified  to the  Trustee  for such  series  in an  Officer's  Certificate  for exchanging such foreign currency or currency unit into Dollars as of the date of the taking of such action or Act by the Holders of the  requisite  percentage in principal amount of the Securities.

     The Trustee shall segregate moneys,  funds and accounts held by the Trustee in one currency or currency unit from any moneys,  funds or accounts held in any other  currencies or currency units,  notwithstanding  any provision herein that would otherwise permit the Trustee to commingle such amounts.

     Section  115.  Immunity  of  Incorporators,   Stockholders,   Officers  and
          Directors.

     No recourse  shall be had for the payment of the principal of (and premium, if any), or the interest,  if any, on any  Securities of any series,  or for any claim based  thereon,  or upon any  obligation,  covenant or  agreement  of this
Indenture, against any incorporator,  stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation,  either directly or indirectly through the Company or any successor corporation, whether by virtue of any  constitution,  statute or rule of law or by the enforcement of any assessment of penalty or otherwise; it being expressly agreed and understood that this Indenture and all the  Securities of each series are solely  corporate obligations,  and that no personal  liability  whatever  shall  attach to, or is incurred by, any incorporator,  stockholder,  officer or director, past, present or future,  of the Company or of any successor  corporation,  either directly or indirectly  through the  Company or any  successor  corporation,  because of the incurring of the indebtedness  hereby authorized or under or by reason of any of the obligations,  covenants or agreements  contained in this Indenture or in any of the  Securities of any series,  or to be implied  herefrom or therefrom;  and that all such personal  liability is hereby  expressly  released and waived as a condition  of,  and as part of the  consideration  for,  the  execution  of this
Indenture and the issuance of the Securities of each series.

     Section 116. Counterparts.

     This Indenture may be executed in any number of counterparts, each of which shall be an original;  but such counterparts  shall together  constitute but one and the same instrument.

     Section 117. Assignment to Affiliate.

     The  Company  will  have the  right at all  times to  assign  by  indenture supplemental  hereto any of its rights or  obligations  under the Indenture to a direct,  indirect,  or wholly owned Affiliate of the Company;  provided that, in the event of any such  assignment,  the Company will remain  liable for all such obligations.

                                   ARTICLE TWO

                                 Security Forms

     Section 201. Forms Generally.

     The Securities of each series shall be in substantially  the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board  Resolution or in one or more indentures  supplemental  hereto,  in each case  with  such  appropriate  insertions,  omissions,  substitutions  and other variations  as are required or permitted  by this  Indenture,  and may have such
letters,   numbers  or  other  marks  of  identification  and  such  legends  or endorsements  placed  thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently  herewith, be determined  by the officers  executing  such  Securities,  as evidenced by their execution  thereof.  If the form of Securities of any series is  established  by action taken pursuant to a Board Resolution,  a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the
Company and  delivered to the Trustee at or prior to the delivery of the Company
Order  contemplated by Section 303 for the  authentication  and delivery of such
Securities.

     The definitive  Securities  shall be printed,  lithographed  or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers  executing such  Securities,  as evidenced by their execution of such Securities.

     Section 202. Form of Face of Security.

[Insert any legend  required by the Internal  Revenue  Code and the  regulations thereunder.]

                                  CINERGY CORP.

                      .....................................

No. .........                                                  $ ........
                                                               CUSIP NO. _______

     Cinergy Corp., a corporation  duly organized and existing under the laws of the state of Delaware  (herein  called the  "Company",  which term  includes any successor  Person  under  the  Indenture  hereinafter  referred  to),  for value
received,          hereby          promises          to          pay          to
 ..............................................,   or  registered  assigns,   the
principal    sum   of    ......................................    Dollars    on
 ........................................................  [if the Security is to
bear  interest  prior to Maturity,  insert:  , and to pay interest  thereon from
 .............  or from the most recent  Interest  Payment Date to which interest has been paid or duly  provided for,  ...................  on  ............  and
 ............ in each year, commencing ........., at the rate of ....% per annum, until the principal  hereof is paid or made available for payment.  The interest so payable,  and punctually  paid or duly provided for, on any Interest  Payment
Date will,  as provided in such  Indenture,  be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of  business on the Regular  Record Date for such  interest,  which shall be the
 .......  or .......  (whether or not a Business  Day),  as the case may be, next preceding such Interest  Payment Date. Any such interest not so punctually  paid or duly  provided for will  forthwith  cease to be payable to the Holder on such
Regular  Record  Date and may  either be paid to the  Person in whose  name this
Security (or one or more  Predecessor  Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted  Interest to be fixed by the Trustee,  notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special  Record  Date,  or be paid  at any  time  in  any  other  lawful  manner  not  inconsistent  with  the requirements  of any securities  exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange,  all as more fully provided in said Indenture]. [If the Security is not to bear interest prior to  Maturity,  insert:  The  principal  of this  Security  shall  not bear interest  except  in  the  case  of a  default  in  payment  of  principal  upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal  and any overdue  premium shall bear interest at the rate of ....% per annum  (to the  extent  that the  payment  of such  interest  shall  be  legally enforceable),  from the dates such  amounts  are due until they are paid or made available  for payment.  Interest on any overdue  principal or premium  shall be payable on demand.  Any such  interest on overdue  principal or premium which is not paid on demand shall bear  interest at the rate of ......% per annum (to the extent  that  the  payment  of  such  interest  on  interest  shall  be  legally enforceable),  from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]

     Payment  of the  principal  of (and  premium,  if any) and [if  applicable, insert: any such] interest on this Security will be made at the office or agency of the Company  maintained  for that  purpose in  ............,  in such coin or currency  of the  United  States of  America  as at the time of payment is legal tender  for  payment  of  public  and  private  debts [if  applicable,  insert:;
provided,  however, that at the option of the Company payment of interest may be made by check  mailed to the  address  of the  Person  entitled  thereto as such address shall appear in the Security Register].

     Any payment on this  Security due on any day which is not a Business Day in the City of New York need not be made on such  day,  but may be made on the next succeeding  Business  Day with the same  force and  effect as if made on the due date and no interest shall accrue for the period from and after such date.

     Reference  is hereby made to the further  provisions  of this  Security set forth on the  reverse  hereof,  [if  subordinated,  insert:  including,  without limitation, provisions subordinating the payment of the principal hereof and any premium and interest hereon to the payment in full of all Senior Debt as defined in the Indenture] which such further  provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the  certificate of  authentication  hereon has been executed by the
Trustee  referred to on the reverse  hereof by manual  signature,  this Security shall  not be  entitled  to any  benefit  under  the  Indenture  or be  valid or obligatory for any purpose.

     IN WITNESS  WHEREOF,  the  Company has caused  this  instrument  to be duly executed.

                                  CINERGY CORP.

                                  By: _______________________________

     Section 203. Form of Reverse of Security.

     This  Security  is one of a duly  authorized  issue  of  securities  of the
Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture,  dated as of , [2001] (herein called the "Indenture", which term shall have the meaning  assigned to it in such  instrument),  between the Company and Fifth Third Bank, as Trustee (herein called the "Trustee", which term  includes any  successor  trustee  under the  Indenture),  and reference is hereby  made  to  the  Indenture  for a  statement  of  the  respective  rights, limitations  of rights,  duties and  immunities  thereunder of the Company,  the
Trustee  and the  Holders  of the  Securities  and of the terms  upon  which the
Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert: , limited in aggregate principal amount to $...........].

     [If  applicable,  insert:  The  Securities  of this  series are  subject to redemption upon not less than 30 days' notice by mail, [if  applicable,  insert:
(1) on ...........  in any year commencing with the year ......  and ending with the year  ......  through  operation  of the  sinking  fund for this series at a
Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert: on or after .........., 20..], as a whole or in part, at the election of the  Company,  at the  following  Redemption  Prices  (expressed  as percentages of the principal amount): If redeemed [if applicable,  insert: on or before  ...............,  ...%,  and if  redeemed]  during the  12-month  period beginning ............. of the years indicated,

          Redemption                                    Redemption

      Year          Price                           Year          Price

and  thereafter at a Redemption  Price equal to .....% of the principal  amount, together in the case of any such  redemption [if  applicable,  insert:  (whether through  operation of the sinking fund or otherwise)]  with accrued  interest to the Redemption  Date, but interest  installments  whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant  Record Dates  referred to on the face  hereof,  all as provided in the
Indenture.]

     [If  applicable,  insert:  The  Securities  of this  series are  subject to redemption  upon not less than 30 days' notice by mail, (1) on  ............  in any year  commencing  with the year ....  and ending with the year ....  through operation  of the  sinking  fund for this  series at the  Redemption  Prices for redemption  through  operation of the sinking fund  (expressed as percentages of the  principal  amount)  set forth in the table  below,  and (2) at any time [if applicable,  insert:  on or after  ............],  as a whole or in part, at the election of the Company, at the Redemption Prices for redemption  otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below:  If redeemed  during the  12-month  period beginning ............ of the years indicated,

                                                       Redemption Price For
                       Redemption Price For            Redemption Otherwise
                        Redemption Through                 Than Through
                         Operation of the                Operation of the
 Year                       Sinking Fund                    Sinking Fund

and  thereafter at a Redemption  Price equal to .....% of the principal  amount, together in the case of any such redemption  (whether  through  operation of the sinking fund or otherwise)  with accrued  interest to the  Redemption  Date, but interest  installments  whose Stated  Maturity is on or prior to such Redemption
Date  will  be  payable  to the  Holders  of  such  Securities,  or one or  more
Predecessor  Securities,  of  record at the close of  business  on the  relevant
Record Dates referred to on the face hereof, all as provided in the Indenture.]

     [If applicable, insert: Notwithstanding the foregoing, the Company may not, prior to .............,  redeem any Securities of this series as contemplated by
[if applicable,  insert: Clause (2) of] the preceding paragraph as a part of, or in  anticipation  of, any refunding  operation by the  application,  directly or
indirectly,   of  moneys  borrowed  having  an  interest  cost  to  the  Company
(calculated in accordance with generally  accepted  financial  practice) of less than .....% per annum.]

     [If applicable,  insert:  The sinking fund for this series provides for the redemption on  ............  in each year  beginning  with the year .......  and ending with the year ...... of [if applicable, insert: not less than $..........
("mandatory  sinking fund") and not more than]  $.........  aggregate  principal amount of  Securities  of this  series.  Securities  of this series  acquired or
redeemed  by  the  Company  otherwise  than  through  [if  applicable,   insert:
mandatory]  sinking  fund  payments  may  be  credited  against  subsequent  [if applicable,  insert:  mandatory]  sinking fund payments otherwise required to be made [if applicable, insert: , in the inverse order in which they become due].]

     [If the Security is subject to redemption of any kind, insert:

     In the event of redemption of this Security in part only, a new Security or
Securities of this series and of like tenor for the  unredeemed  portion  hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

     [If subordinated,  insert: The indebtedness  evidenced by the Securities of this  series  is, to the extent and in the  manner  provided  in the  Indenture, expressly  subordinate  and subject in right of payment to the prior  payment in full of all Senior Debt of the Company  (as  defined in the  Indenture)  whether outstanding  at the  date of the  Indenture  or  thereafter  incurred,  and this
Security is issued  subject to the  provisions of the Indenture  with respect to such  subordination.  Each holder and owner of this  Security,  by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee in his  behalf  to take  such  action  as may be  necessary  or  appropriate  to
effectuate  the   subordination   so  provided  and  appoints  the  Trustee  his
attorney-in-fact for such purpose.]

     [If applicable, insert: The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this  Security] [, in each case]
upon compliance with certain conditions set forth in the Indenture.]

     [If the Security is not an Original Issue Discount Security,  insert: If an
Event of Default  with respect to  Securities  of this series shall occur and be continuing,  the principal of the  Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

     [If the Security is an Original  Issue  Discount  Security,  insert:  If an
Event of Default  with respect to  Securities  of this series shall occur and be continuing,  an amount of  principal  of the  Securities  of this  series may be declared  due and  payable in the manner  and with the  effect  provided  in the
Indenture.  Such amount shall be equal to insert:  formula for  determining  the amount.  Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue  principal,  premium and  interest  (in each case  to the  extent  that  the  payment  of  such  interest  shall  be  legally enforceable),  all of the Company's obligations in respect of the payment of the principal of and premium and interest,  if any, on the Securities of this series shall terminate.]

     The Indenture  permits,  with certain  exceptions as therein provided,  the amendment  thereof and the  modification  of the rights and  obligations  of the
Company  and the rights of the  Holders of the  Securities  of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal  amount of the  Securities  at the time Outstanding of each series to be affected.  The Indenture also contains provisions  permitting  the  Holders of a majority  in  principal  amount of the
Securities of each series at the time  Outstanding,  on behalf of the Holders of all Securities of such series,  to waive  compliance by the Company with certain provisions of the  Indenture  and certain past defaults  under the Indenture and their  consequences.  Any such consent or waiver by the Holder of this  Security shall be conclusive  and binding upon such Holder and upon all future Holders of this  Security  and of any  Security  issued upon the  registration  of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the  Indenture,  the Holder of this  Security  shall not have the right to  institute  any  proceeding  with respect to the Indenture or for the  appointment of a receiver or trustee or for any other remedy thereunder,  unless such Holder shall have previously given the
Trustee  written  notice of a  continuing  Event of Default  with respect to the
Securities of this series,  the Holders of not less than 35% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the  Trustee  to  institute  proceedings  in respect of such Event of
Default as Trustee and offered the Trustee indemnity reasonably  satisfactory to the  Trustee,  and the  Trustee  shall not have  received  from the Holders of a majority  in  principal  amount  of  Securities  of  this  series  at  the  time
Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this  Security  for the  enforcement  of any payment of  principal hereof or any premium or interest  hereon on or after the  respective  due dates expressed herein.

     No reference  herein to the  Indenture and no provision of this Security or of the Indenture  shall alter or impair the obligation of the Company,  which is absolute and unconditional, to pay the principal of and any premium and interest on this  Security  at the times,  place and rate,  and in the coin or  currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth,  the transfer of this Security is registrable  in the Security  Register, upon  surrender of this Security for  registration  of transfer at the office or agency of the  Company in any place where the  principal  of and any premium and interest on this  Security are payable,  duly endorsed by, or  accompanied  by a written  instrument  of  transfer  in form  satisfactory  to the Company and the
Security  Registrar  duly  executed by, the Holder  hereof or his attorney  duly authorized in writing,  and thereupon one or more new  Securities of this series and of like  tenor,  of  authorized  denominations  and for the  same  aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered  form without coupons in  denominations  of $.......  and any integral  multiple  thereof.  As provided in the Indenture and subject to certain  limitations therein set forth,
Securities of this series are exchangeable for a like aggregate principal amount of  Securities  of this  series  and of like  tenor  of a  different  authorized denomination, as requested by the Holder surrendering the same.

     No service  charge shall be made for any such  registration  of transfer or exchange,  but the Company may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the
Company,  the  Trustee and any agent of the Company or the Trustee may treat the
Person in whose name this  Security is  registered  as the owner  hereof for all purposes,  whether or not this Security be overdue, and neither the Company, the
Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security  which are defined in the  Indenture  shall have the meanings assigned to them in the Indenture.

     Section 204. Form of Legend for Global Securities.

     Unless  otherwise   specified  as  contemplated  by  Section  301  for  the
Securities evidenced thereby,  every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form (or such other form as a securities exchange or Depositary may request or require):

     This  Security is a Global  Security  within the  meaning of the  Indenture hereinafter  referred  to and is  registered  in the name of a  Depositary  or a nominee  thereof.  This  Security may not be exchanged in whole or in part for a
Security registered, and no transfer of this Security in whole or in part may be registered,  in the name of any Person other than such  Depositary  or a nominee thereof, except in the limited circumstances described in the Indenture.

     Section 205. Form of Trustee's Certificate of Authentication.

     The Trustee's  certificates of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated  therein referred to in the within-mentioned Indenture.

                                FIFTH THIRD BANK,
                                   as Trustee

                                 By: ___________________________________
                                      Authorized Signatory

                                  ARTICLE THREE

                                 The Securities

     Section 301. Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The  Securities  may be  issued  in one or  more  series.  There  shall  be established in or pursuant to a Board  Resolution  and,  subject to Section 303, set forth, or determined in the manner provided, in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

     (1) the title of the Securities of the series (which shall  distinguish the
Securities of the series from Securities of any other series);

     (2) any limit upon the aggregate  principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for
Securities  authenticated  and delivered upon registration of transfer of, or in exchange for, or in lieu of, other  Securities of the series pursuant to Section
304,  305,  306, 906 or 1107 and except for any  Securities  which,  pursuant to
Section  303,  are  deemed  never  to  have  been  authenticated  and  delivered hereunder);

     (3) the Person to whom any  interest on a Security  of the series  shall be payable,  if other than the Person in whose name that  Security  (or one or more
Predecessor  Securities)  is  registered at the close of business on the Regular
Record Date for such interest;

     (4) the date or  dates on which  the  principal  of any  Securities  of the series is payable;

     (5) the rate or rates at which any  Securities  of the  series  shall  bear interest,  if any, the date or dates from which any such interest  shall accrue, the Interest  Payment  Dates on which any such  interest  shall be payable,  the manner of  determination  of such Interest  Payment Dates and the Regular Record
Date for any such interest payable on any Interest Payment Date;

     (6) the right,  if any,  to extend the  interest  payment  periods  and the duration of such extension;

     (7) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;

     (8) the period or periods  within  which,  the price or prices at which and the  terms and  conditions  upon  which  any  Securities  of the  series  may be redeemed,  in whole or in part,  at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

     (9) the  obligation,  if any,  of the  Company  to redeem or  purchase  any
Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which,  the price or prices at which and the terms and conditions  upon which any Securities of the series shall be redeemed or purchased,  in whole or in part,  pursuant to such obligation;

     (10) the  denominations  in which any  Securities  of the  series  shall be issuable;

     (11) if the  amount of  principal  of or any  premium  or  interest  on any
Securities  of the  series  may be  determined  with  reference  to an  index or pursuant to a formula, the manner in which such amounts shall be determined;

     (12) if other  than the  currency  of the  United  States of  America,  the currency,  currencies or currency units in which the principal of or any premium or interest on any  Securities  of the series shall be payable and the manner of determining  the  equivalent  thereof in the  currency  of the United  States of
America  for  any  purpose,   including  for  purposes  of  the   definition  of
"Outstanding" in Section 101;

     (13) if the  principal of or any premium or interest on any  Securities  of the  series is to be  payable,  at the  election  of the  Company  or the Holder thereof, in one or more currencies or currency units other than that or those in which such  Securities  are stated to be payable,  the  currency,  currencies or currency  units in which the  principal  of or any  premium or  interest on such
Securities  as to which such  election  is made shall be  payable,  the  periods within which and the terms and conditions upon which such election is to be made and the  amount  so  payable  (or the  manner  in  which  such  amount  shall be determined);

     (14) if other than the entire principal amount thereof,  the portion of the principal  amount of any  Securities  of the series  which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

     (15)  if the  principal  amount  payable  at  the  Stated  Maturity  of any
Securities  of the series will not be  determinable  as of any one or more dates prior to the  Stated  Maturity,  the  amount  which  shall be  deemed  to be the principal  amount  of such  Securities  as of any  such  date  for  any  purpose thereunder or hereunder,  including the principal  amount thereof which shall be due and payable upon any Maturity other than the Stated  Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated  Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

     (16) if  applicable,  that the  Securities  of the series,  in whole or any specified part, shall be defeasible  pursuant to Section 1302 or Section 1303 or both such Sections;

     (17) if applicable,  that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective  Depositaries for such Global Securities,  the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 204 and any circumstances in addition to or in lieu of those set forth in clause (2) of the last  paragraph  of Section  305 in which  any  such  Global  Security  may be  exchanged  in  whole  or in part for
Securities  registered,  and any transfer of such Global Security in whole or in part  may be  registered,  in the  name or  names  of  Persons  other  than  the
Depositary for such Global Security or a nominee thereof;

     (18) any  addition to or change in the Events of Default  which  applies to any  Securities  of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

     (19) any  addition to or change in the  covenants  set forth in Article Ten which applies to Securities of the series;

     (20) the  applicability  of,  or any  addition  to or  change  in,  Article
Fourteen with respect to the Securities of a series; and

     (21) any other terms of the series  (which terms shall not be  inconsistent with the provisions of this Indenture).

     All Securities of any one series shall be substantially identical except as to date and  principal  amount and except as may  otherwise  be  provided  in or pursuant to the Board Resolution  referred to above and (subject to Section 303)
set forth, or determined in the manner  provided,  in the Officer's  Certificate referred to above or in any such indenture supplemental hereto.

     If any of the terms of the series are  established by action taken pursuant to a Board Resolution,  a copy of an appropriate  record of such action shall be certified  by  the  Secretary  or an  Assistant  Secretary  of the  Company  and
delivered  to  the  Trustee  at or  prior  to  the  delivery  of  the  Officer's
Certificate setting forth the terms of the series.

     Section 302. Denominations.

     The  Securities of each series shall be issuable  only in  registered  form without  coupons  and  only in such  denominations  as  shall  be  specified  as contemplated  by Section 301. In the absence of any such specified  denomination with respect to the  Securities  of any series,  the  Securities  of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

     Section 303. Execution, Authentication, Delivery and Dating.

     The  Securities  shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman, its President, any of its Vice Presidents,  its
Treasurer,  or any of its  Assistant  Treasurers.  The signature of any of these officers on the Securities may be manual or facsimile.

     Securities  bearing the manual or facsimile  signatures of individuals  who were at any time the proper  officers  of the  Company  shall bind the  Company, notwithstanding  that such  individuals  or any of them have ceased to hold such offices prior to the  authentication  and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the  execution and delivery of this
Indenture,  the  Company may deliver  Securities  of any series  executed by the
Company to the Trustee for authentication, together with a Company Order for the authentication  and delivery of such  Securities,  and the Trustee in accordance with the Company Order shall  authenticate and deliver such  Securities.  If the form or terms of the  Securities  of the  series  have  been  established  by or pursuant  to a Board  Resolution  as  permitted  by  Sections  201 and  301,  in authenticating  such Securities,  and accepting the additional  responsibilities under this  Indenture  in relation  to such  Securities,  the  Trustee  shall be entitled to receive,  and (subject to Section  601) shall be fully  protected in relying upon, an Opinion of Counsel stating,

     (1) if the form of such  Securities has been  established by or pursuant to
Board  Resolution  as  permitted  by  Section  201,  that  such  form  has  been established in conformity with the provisions of this Indenture;

     (2) if the terms of such Securities have been established by or pursuant to
Board  Resolution  as  permitted  by  Section  301,  that such  terms  have been established in conformity with the provisions of this Indenture; and

     (3) that such Securities,  when  authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions  specified
in  such  Opinion  of  Counsel,   will  constitute  valid  and  legally  binding
obligations of the Company  enforceable in accordance with their terms,  subject to bankruptcy, insolvency, fraudulent transfer,  reorganization,  moratorium and similar laws of general applicability relating to or affecting creditors' rights to general equity principles and to such other matters as such counsel shall set forth therein.

     If such form or terms have been so  established,  the Trustee  shall not be required  to  authenticate  such  Securities  if the  issue  of such  Securities pursuant to this  Indenture  will  affect the  Trustee's  own rights,  duties or immunities  under the  Securities  and this  Indenture  or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding  the  provisions  of  Section  301  and  of  the  preceding paragraph,  if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's  Certificate  otherwise required  pursuant to Section  301 or the  Company  Order and Opinion of Counsel
otherwise  required  pursuant  to such  preceding  paragraph  at or prior to the authentication  of  each  Security  of  such  series  if  such  documents  (with appropriate  variations  to reflect such future  issuance)  are  delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     Each Security shall be dated the date of its authentication.

     No Security  shall be entitled to any benefit  under this  Indenture  or be valid or  obligatory  for any purpose  unless there  appears on such  Security a certificate  of  authentication  substantially  in the form  provided for herein executed  by the  Trustee by manual  signature,  and such  certificate  upon any
Security shall be conclusive evidence, and the only evidence, that such Security has  been  duly  authenticated  and  delivered  hereunder.  Notwithstanding  the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the  Company,  and the Company  shall  deliver such
Security to the Trustee for  cancellation  as provided in Section  309,  for all purposes of this  Indenture  such  Security  shall be deemed  never to have been authenticated  and  delivered  hereunder  and  shall  never be  entitled  to the benefits of this Indenture.

     Section 304. Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Company may execute,  and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed,  typewritten, mimeographed or otherwise  produced,  in any authorized  denomination,  substantially  of the tenor of the  definitive  Securities  in lieu of which  they are issued and with such appropriate  insertions,  omissions,  substitutions and other variations as the officers  executing such  Securities  may  determine,  as evidenced by their execution of such Securities.

     If temporary  Securities  of any series are issued,  the Company will cause definitive  Securities of that series to be prepared without unreasonable delay.
After the  preparation  of definitive  Securities of such series,  the temporary
Securities of such series shall be  exchangeable  for  definitive  Securities of such series upon  surrender of the  temporary  Securities  of such series at the office or agency of the Company in a Place of Payment for that  series,  without charge  to the  Holder.  Upon  surrender  for  cancellation  of any  one or more temporary  Securities  of any series,  the Company shall execute and the Trustee shall  authenticate  and deliver in  exchange  therefor  one or more  definitive
Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged,  the temporary Securities of any series  shall in all  respects be entitled to the same  benefits  under this
Indenture as definitive Securities of such series and tenor.

     Section 305. Registration, Registration of Transfer and Exchange.

     The Company  shall cause to be kept at the  Corporate  Trust  Office of the
Trustee a register  (the  register  maintained  in such  office and in any other office or agency of the  Company in a Place of Payment  being  herein  sometimes collectively  referred to as the "Security  Register") in which, subject to such reasonable  regulations as it may  prescribe,  the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed  "Security  Registrar" for the purpose of  registering  Securities and transfers of Securities as herein provided.

     Upon surrender for  registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that  series,  the
Company shall execute,  and the Trustee shall  authenticate and deliver,  in the name of the designated transferee or transferees,  one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

     At the option of the Holder,  Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate  principal  amount,  upon  surrender of the Securities to be exchanged at such office or agency.  Whenever any  Securities are so surrendered for exchange,  the Company shall execute, and the Trustee shall authenticate and deliver,  the  Securities  which the Holder  making the  exchange is entitled to receive.

     All  Securities  issued  upon any  registration  of transfer or exchange of
Securities  shall be the valid  obligations of the Company,  evidencing the same debt, and entitled to the same benefits under this Indenture,  as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange  shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written  instrument of transfer in form  satisfactory  to the Company and the Security  Registrar duly executed,  by the Holder thereof or his attorney duly authorized in writing.

     No  service  charge  shall  be made for any  registration  of  transfer  or exchange of Securities,  but the Company may require payment of a sum sufficient to cover any tax or other governmental  charge that may be imposed in connection with any  registration  of  transfer  or  exchange  of  Securities,  other  than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

     If the Securities of any series (or of any series and specified  tenor) are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of  redemption of any such  Securities  selected for  redemption  under Section 1103 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part,  except the unredeemed portion of any Security being redeemed in part.

     The  provisions  of clauses (1), (2), (3) and (4) below shall apply only to
Global Securities:

     (1) Each  Global  Security  authenticated  under  this  Indenture  shall be registered in the name of the Depositary  designated for such Global Security or a nominee  thereof  and  delivered  to such  Depositary  or  nominee  thereof or custodian  therefor,  and each such Global  Security  shall  constitute a single
Security for all purposes of this Indenture.

     (2)  Notwithstanding  any  other  provision  in this  Indenture,  no Global
Security may be exchanged in whole or in part for Securities registered,  and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the  Depositary  for such Global  Security or a nominee thereof  unless (A) such  Depositary  (i) has  notified  the Company  that it is unwilling or unable to continue as Depositary  for such Global  Security or (ii)
has ceased to be a clearing agency  registered under the Exchange Act, (B) there shall have  occurred and be  continuing an Event of Default with respect to such
Global  Security,  (C) the Company in its sole  discretion  determines  that the
Global  Securities (in whole but not in part) should be exchanged for definitive
Securities  and  delivers a written  notice to such effect to the Trustee or (D)
there shall exist such  circumstances,  if any, in addition to or in lieu of the foregoing as have been  specified  for this purpose as  contemplated  by Section
301.

     (3)  Subject to clause (2) above,  any  exchange of a Global  Security  for other  Securities may be made in whole or in part, and all Securities  issued in exchange for a Global  Security or any portion  thereof  shall be  registered in such names as the Depositary for such Global Security shall direct.

     (4)  Every  Security  authenticated  and  delivered  upon  registration  of transfer of, or in exchange for or in lieu of, a Global  Security or any portion thereof,  whether  pursuant to this  Section,  Section 304,  306, 906 or 1107 or otherwise,  shall be authenticated and delivered in the form of, and shall be, a
Global  Security,  unless such  Security is  registered  in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

     Section 306. Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee,  the Company shall execute and the Trustee shall  authenticate  and deliver in exchange  therefor a new  Security  of the same  series  and of like tenor and  principal  amount and bearing a number not contemporaneously outstanding.

     If there shall be  delivered to the Company and the Trustee (i) evidence to their  satisfaction of the  destruction,  loss or theft of any Security and (ii)
such  security or  indemnity as may be required by them to save each of them and any agent of either of them  harmless,  then,  in the  absence  of notice to the
Company or the  Trustee  that such  Security  has been  acquired  by a bona fide purchaser,  the Company  shall  execute  and upon its request the Trustee  shall authenticate  and  deliver,  in  lieu of any  such  destroyed,  lost  or  stolen
Security,  a new  Security  of the same  series and of like tenor and  principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated,  destroyed,  lost or stolen Security has become or is about to become  due and  payable,  the  Company  in its  discretion  may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security  under this Section,  the Company may require the payment of a sum  sufficient to cover any tax or other  governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section in lieu of any destroyed,  lost or stolen Security shall constitute an original  additional contractual  obligation of the Company,  whether or not the  destroyed,  lost or stolen  Security  shall be at any  time  enforceable  by  anyone,  and  shall be entitled to all the benefits of this Indenture equally and proportionately  with any and all other Securities of that series duly issued hereunder.

     The  provisions of this Section are  exclusive  and shall  preclude (to the extent lawful) all other rights and remedies with respect to the  replacement or payment of mutilated, destroyed, lost or stolen Securities.

     Section 307. Payment of Interest; Interest Rights Preserved.

     Except as otherwise provided as contemplated by Section 301 with respect to any series of  Securities,  interest on any  Security  which is payable,  and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to  the  Person  in  whose  name  that  Security  (or  one or  more  Predecessor
Securities)  is registered  at the close of business on the Regular  Record Date for such interest.

     Any  interest on any  Security of any series  which is payable,  but is not punctually  paid or duly  provided  for, on any  Interest  Payment  Date (herein called  "Defaulted  Interest") shall forthwith cease to be payable to the Holder on the relevant  Regular  Record Date by virtue of having been such Holder,  and such  Defaulted  Interest  may be paid by the  Company,  at its election in each case, as provided in clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted  Interest to the
Persons  in whose  names the  Securities  of such  series  (or their  respective
Predecessor  Securities)  are  registered  at the close of business on a Special
Record Date for the payment of such Defaulted Interest,  which shall be fixed in the  following  manner.  The Company  shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the  proposed  payment,  and at the same time the Company  shall deposit  with the  Trustee  an amount  of money  equal to the  aggregate  amount proposed  to be paid in  respect  of  such  Defaulted  Interest  or  shall  make arrangements  satisfactory  to the Trustee for such deposit prior to the date of the  proposed  payment,  such money when  deposited  to be held in trust for the benefit of the  Persons  entitled to such  Defaulted  Interest as in this Clause provided.  Thereupon the Trustee shall fix a Special Record Date for the payment of such  Defaulted  Interest  which  shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the  receipt by the  Trustee of the notice of the  proposed  payment.  The
Trustee shall  promptly  notify the Company of such Special  Record Date and, in the name and at the expense of the  Company,  shall cause notice of the proposed payment of such  Defaulted  Interest and the Special  Record Date therefor to be given to each  Holder of  Securities  of such  series in the manner set forth in
Section 106, not less than 10 days prior to such Special Record Date.  Notice of the proposed  payment of such  Defaulted  Interest  and the Special  Record Date therefor  having been so mailed,  such  Defaulted  Interest shall be paid to the
Persons  in whose  names the  Securities  of such  series  (or their  respective
Predecessor  Securities) are registered at the close of business on such Special
Record Date and shall no longer be payable pursuant to the following clause (2).

     (2)  The  Company  may  make  payment  of  any  Defaulted  Interest  on the
Securities  of any series in any other lawful manner not  inconsistent  with the requirements of any securities  exchange on which such Securities may be listed, and upon such notice as may be required by such  exchange,  if,  after notice is given by the Company to the  Trustee of the  proposed  payment  pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject  to  the  foregoing  provisions  of  this  Section,  each  Security delivered  under this Indenture upon  registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest  accrued and unpaid, and to accrue, which were carried by such other Security.

     Section 308. Persons Deemed Owners.

     Prior to due presentment of a Security for  registration  of transfer,  the
Company,  the  Trustee and any agent of the Company or the Trustee may treat the
Person in whose name such  Security is  registered as the owner of such Security for the  purpose  of  receiving  payment of  principal  of and any  premium  and
(subject  to  Section  307) any  interest  on such  Security  and for all  other purposes  whatsoever,  whether or not such Security be overdue,  and neither the
Company,  the  Trustee  nor any agent of the  Company  or the  Trustee  shall be affected by notice to the contrary.

     None of the Company,  the Trustee, any Paying Agent (if not the Company) or
the Security Registrar shall have any responsibility or liability for any aspect of the records  relating to or payments made on account of beneficial  ownership interests of a Global Security or for maintaining,  supervising or reviewing any records relating to such beneficial ownership interests.

     Section 309. Cancellation.

     All  Securities  surrendered  for  payment,  redemption,   registration  of
transfer or exchange or for credit  against any sinking fund payment  shall,  if surrendered  to any Person other than the  Trustee,  be delivered to the Trustee and shall be promptly  cancelled  by it. The Company may at any time  deliver to the  Trustee  for  cancellation  any  Securities  previously  authenticated  and
delivered   hereunder  which  the  Company  may  have  acquired  in  any  manner whatsoever,  and may deliver to the Trustee (or to any other Person for delivery to  the  Trustee)  for  cancellation  any  Securities  previously  authenticated hereunder  which the  Company  has not issued and sold,  and all  Securities  so delivered  shall be promptly  cancelled by the Trustee.  No Securities  shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture.  All cancelled
Securities  held by the  Trustee  shall be  disposed of as directed by a Company
Order; provided, however, that the Trustee shall not be required to destroy such cancelled Securities.

     Section 310. Computation of Interest.

     Except as otherwise specified as contemplated by Section 301 for Securities of any series,  interest on the  Securities  of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

     Section 311. CUSIP Numbers.

     The Company in issuing  the  Securities  may use  "CUSIP"  numbers (if then generally in use), and, if so, the Trustee may use "CUSIP" numbers in notices of redemption as a convenience to Holders;  provided that any such notice may state that no  representation  is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other  identification  numbers printed on the
Securities,  and any such  redemption  shall not be affected by any defect in or omission of such numbers.

                                  ARTICLE FOUR

                           Satisfaction and Discharge

     Section 401. Satisfaction and Discharge of Indenture.

     This  Indenture  shall upon Company  Request cease to be of further  effect
(except as to any surviving  rights of  registration  of transfer or exchange of
Securities  herein expressly  provided for), and the Trustee,  at the expense of the Company,  shall execute proper  instruments  acknowledging  satisfaction and discharge of this Indenture, when:

     (1) either  (A) all  Securities  theretofore  authenticated  and  delivered
(other than (i) Securities  which have been destroyed,  lost or stolen and which have been  replaced or paid as provided in Section 306 and (ii)  Securities  for whose payment money has  theretofore  been  deposited in trust or segregated and held in trust by the Company and thereafter  repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for  cancellation;  or (B) all such Securities not theretofore  delivered to the
Trustee for  cancellation  (i) have become due and payable,  or (ii) will become due and payable at their  Stated  Maturity  within one year,  or (iii) are to be called for redemption  within one year under  arrangements  satisfactory  to the
Trustee for the giving of notice of redemption  by the Trustee in the name,  and at the expense,  of the Company,  and the Company,  in the case of (i),  (ii) or
(iii) above,  has deposited or caused to be deposited  with the Trustee as trust funds  in  trust  for the  purpose,  money in an  amount  sufficient  to pay and discharge the entire  indebtedness on such Securities not theretofore  delivered to the Trustee for  cancellation,  for principal and any premium and interest to the date of such  deposit (in the case of  Securities  which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (2) the  Company  has paid or  caused  to be paid all  other  sums  payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee an Officer's  Certificate  and an Opinion  of  Counsel,  each  stating  that all  conditions  precedent  herein provided for relating to the  satisfaction  and discharge of this Indenture have been complied with.

     Notwithstanding  the  satisfaction  and  discharge of this  Indenture,  the obligations of the Company to the Trustee under Section 607, the  obligations of the Company to any  Authenticating  Agent under  Section 614 and, if money shall have been deposited with the Trustee  pursuant to subclause (B) of Clause (1) of this  Section,  the  obligations  of the Trustee  under Section 402 and the last paragraph of Section 1003 shall survive.

     Section 402. Application of Trust Money.

     Subject to the  provisions  of the last  paragraph  of Section  1003 and to
Article Fourteen,  if applicable,  all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance  with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying  Agent  (including  the  Company  acting as its own Paying
Agent) as the Trustee may determine,  to the Persons  entitled  thereto,  of the principal  and any premium and  interest  for whose  payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    Remedies

     Section 501. Events of Default.

     "Event of Default"  wherever  used herein with respect to Securities of any series,  unless otherwise specified in the Security or the Board Resolution with respect to that  series of  Securities,  means any one of the  following  events
(whatever the reason for such Event of Default and whether it shall be voluntary or  involuntary  or be effected by operation of law or pursuant to any judgment, decree  or  order  of  any  court  or  any  order,  rule  or  regulation  of any administrative or governmental body):

     (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of
30 days; or

     (2)  default  in the  payment  of the  principal  of or any  premium on any
Security of that series at its Maturity; or

     (3) default in the deposit of any sinking fund payment,  when and as due by the terms of a Security of that series; or

     (4) default in the performance,  or breach,  of any covenant or warranty of the  Company in this  Indenture  (other than a covenant or warranty a default in whose  performance  or whose breach is  elsewhere  in this Section  specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities  other than that series),  and  continuance of such  default or breach for a period of 90 days after there has been  given,  by registered  or certified  mail,  to the Company by the Trustee or to the Company and the  Trustee  by the  Holders  of at least  35% in  principal  amount of the
Outstanding  Securities of that series a written notice  specifying such default or breach and  requiring  it to be remedied  and  stating  that such notice is a
"Notice of Default" hereunder; or

     (5) the  entry by a court  having  jurisdiction  in the  premises  of (A) a decree or order for relief in respect of the Company in an  involuntary  case or proceeding  under  any  applicable  Federal  or  state  bankruptcy,  insolvency, reorganization  or other  similar  law or (B) a decree  or order  adjudging  the
Company a bankrupt or  insolvent,  or  approving  as  properly  filed a petition seeking reorganization,  arrangement, adjustment or composition of or in respect of the  Company  under any  applicable  Federal or state law,  or  appointing  a custodian,  receiver,  liquidator,  assignee,  trustee,  sequestrator  or  other similar official of the Company or of any substantial  part of its property,  or ordering the winding up or  liquidation of its affairs,  and the  continuance of any such decree or order for relief or any such other  decree or order  unstayed and in effect for a period of 90 consecutive days; or

     (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency,  reorganization or other similar law or of any other case or proceeding  to be  adjudicated a bankrupt or insolvent,  or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable
Federal or state bankruptcy, insolvency,  reorganization or other similar law or to the  commencement of any bankruptcy or insolvency case or proceeding  against
it,  or  the  filing  by  it  of  a  petition  or  answer  or  consent   seeking
reorganization  or relief  under any  applicable  Federal or state  law,  or the consent by it to the filing of such petition or to the appointment of, or taking possession  of the  Company or of any  substantial  part of its  property  by, a custodian,  receiver,  liquidator,  assignee,  trustee,  sequestrator  or  other similar  official or the making by the Company of an assignment  for the benefit of  creditors,  or the  admission  by it in writing of its  inability to pay its debts  generally  as they become due, or the taking of  corporate  action by the
Company in furtherance of any such action; or

     (7) any other  Event of Default  established  pursuant  to Section 301 with respect to Securities of that series.

     Section 502. Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default (other than an Event of Default specified in Section
501(5)  or  501(6))  with  respect  to  Securities  of any  series  at the  time
Outstanding occurs and is continuing, then in every such case the Trustee or the
Holders of not less than 35% in principal  amount of the Outstanding  Securities of that series may declare the  principal  amount of all the  Securities of that series  (or,  if any  Securities  of that  series are  Original  Issue  Discount
Securities,  such portion of the principal  amount of such  Securities as may be specified by the terms thereof) to be due and payable  immediately,  by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such  declaration  such  principal  amount (or  specified  amount)  shall become immediately due and payable.  If an Event of Default specified in Section 501(5)
or 501(6)  with  respect to  Securities  of any  series at the time  Outstanding occurs,  the principal  amount of all the  Securities of that series (or, if any
Securities of that series are Original Issue Discount  Securities,  such portion of the  principal  amount of such  Securities  as may be  specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

     At any time  after  such a  declaration  of  acceleration  with  respect to
Securities  of any  series  has been made and  before a  judgment  or decree for payment of the money due has been obtained by the Trustee as hereinafter in this
Article  provided,  the  Holders  of a  majority  in  principal  amount  of  the
Outstanding  Securities of that series, by written notice to the Company and the
Trustee, may rescind and annul such declaration and its consequences if,

     (1) the Company has paid or deposited  with the Trustee a sum sufficient to pay (A) all overdue interest on all Securities of that series, (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such  declaration of acceleration  and any interest thereon at the rate or rates prescribed  therefor in such Securities,  (C) all sums paid or advanced by the Trustee  hereunder and the  reasonable  compensation,  expenses, disbursements and advances of the Trustee, its agents and counsel; and

     (2) all Events of Default with respect to Securities of that series,  other than the  non-payment  of the  principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

     No such rescission shall affect any subsequent  default or impair any right consequent thereon.

     Section 503.  Collection  of  Indebtedness  and  Suits for  Enforcement  by
          Trustee.

     The Company covenants that if:

     (1) default is made in the payment of any  interest  on any  Security  when such interest becomes due and payable and such default continues for a period of
30 days, or

     (2) default is made in the payment of the principal of (or premium, if any,
on) any Security at the Maturity  thereof,  the Company will, upon demand of the
Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and such further  amount as shall be  sufficient to cover the costs and
expenses  of  collection,  including  the  reasonable  compensation,   expenses,
disbursements and advances of the Trustee, its agents and counsel.

     If an Event of Default with respect to  Securities of any series occurs and is continuing,  the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the  Holders of  Securities  of such series by such appropriate  judicial  proceedings  as the Trustee shall deem most  effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement  in this  Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section 504. Trustee May File Proofs of Claim.

     In case of any  judicial  proceeding  relative to the Company (or any other obligor upon the Securities),  its property or its creditors,  the Trustee shall be entitled and empowered,  by intervention in such proceeding or otherwise,  to take any and all actions  authorized  under the Trust  Indenture Act in order to have claims of the Holders and the Trustee  allowed in any such  proceeding.  In particular, the Trustee shall be authorized to collect and receive any moneys or other  property  payable or deliverable on any such claims and to distribute the same; and any custodian,  receiver, assignee, trustee, liquidator,  sequestrator or other similar official in any such judicial  proceeding is hereby  authorized by each Holder to make such  payments to the Trustee  and, in the event that the
Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation,  expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     No provision of this Indenture  shall be deemed to authorize the Trustee to authorize  or  consent to or accept or adopt on behalf of any Holder any plan of reorganization,  arrangement, adjustment or composition affecting the Securities or the  rights of any  Holder  thereof or to  authorize  the  Trustee to vote in respect of the claim of any Holder in any such  proceeding;  provided,  however, that the  Trustee  may,  on behalf of the  Holders,  vote for the  election of a trustee in  bankruptcy  or similar  official and be a member of a creditors'  or other similar committee.

     Section 505. Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this  Indenture or the Securities may be prosecuted  and enforced by the Trustee  without the possession of any of the
Securities or the production thereof in any proceeding relating thereto, and any such  proceeding  instituted  by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the  reasonable  compensation,  expenses,  disbursements  and advances of the Trustee,  its agents and counsel,  be for the ratable benefit of the  Holders  of the  Securities  in respect  of which  such  judgment  has been recovered.

     Section 506. Application of Money Collected.

     Any money  collected by the Trustee  pursuant to this  Article,  subject to
Article Fourteen, if applicable, shall be applied in the following order, at the date or dates fixed by the  Trustee  and,  in case of the  distribution  of such money on account of principal or any premium or interest,  upon  presentation of the  Securities  and the notation  thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     First: To the payment of all amounts due the Trustee under Section 607; and

     Second:  To the payment of the amounts then due and unpaid for principal of and any premium and  interest on the  Securities  in respect of which or for the benefit of which such money has been collected,  ratably,  without preference or priority  of any  kind,  according  to the  amounts  due  and  payable  on  such
Securities for principal and any premium and interest, respectively; and

     Third: The balance, if any, to the Company.

     Section 507. Limitation on Suits.

     No Holder of any  Security of any series  shall have any right to institute any proceeding,  judicial or otherwise,  with respect to this Indenture,  or for the  appointment  of a receiver or trustee,  or for any other remedy  hereunder, unless:

     (1) an Event of Default  shall have  occurred  and be  continuing  and such
Holder has  previously  given written  notice to the Trustee of athe  continuing
Event of Default with respect to the Securities of that series;

     (2) the Holders of not less than 35% in principal amount of the Outstanding
Securities  of that  series  shall have made  written  request to the Trustee to institute  proceedings  in  respect  of such Event of Default in its own name as
Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory  to the Trustee  against the costs,  expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such  notice,  request and offer of indemnity has failed to institute any such proceeding; and

     (5) no direction  inconsistent  with such written request has been given to the Trustee  during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

     it being  understood and intended that no one or more of such Holders shall have any right in any  manner  whatever  by virtue  of, or by  availing  of, any provision of this  Indenture to affect,  disturb or prejudice  the rights of any other of such Holders,  or to obtain or to seek to obtain priority or preference over any other of such  Holders or to enforce  any right  under this  Indenture, except in the manner  herein  provided and for the equal and ratable  benefit of all of such Holders.

     Section 508.  Unconditional Right of Holders to Receive Principal,  Premium
          and Interest.

     Notwithstanding  any other provision in this  Indenture,  the Holder of any
Security shall have the right, which is absolute and  unconditional,  to receive payment of the  principal  of and any  premium)  and  (subject  to Section  307)
interest on such Security on the respective Stated Maturities  expressed in such
Security  (or,  in the  case  of  redemption,  on the  Redemption  Date)  and to institute suit for the  enforcement  of any such payment,  and such rights shall not be impaired without the consent of such Holder.

     Section 509. Restoration of Rights and Remedies.

     If the Trustee or any Holder has  instituted  any proceeding to enforce any right or remedy under this Indenture and such  proceeding has been  discontinued
or abandoned for any reason, or has been determined  adversely to the Trustee or to such Holder,  then and in every such case,  subject to any  determination  in such  proceeding,  the  Company,  the Trustee and the Holders  shall be restored severally and  respectively to their former  positions  hereunder and thereafter all rights and remedies of the Trustee and the Holders shall  continue as though no such proceeding had been instituted.

     Section 510. Rights and Remedies Cumulative.

     Except as otherwise  provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section
306, no right or remedy herein  conferred  upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy,  and every right and remedy shall,  to the extent  permitted by law, be  cumulative  and in addition to every other right and remedy  given  hereunder  or now or  hereafter existing at law or in equity or  otherwise.  The  assertion or employment of any right or remedy  hereunder,  or  otherwise,  shall not  prevent  the  concurrent assertion or employment of any other appropriate right or remedy.

     Section 511. Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any  Securities  to
exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or  constitute  a waiver of any such Event of Default or an acquiescence therein.  Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised  from time to time,  and as often as may be deemed  expedient,  by the Trustee or by the Holders,  as the case may
be.

     Section 512. Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Securities of any  series  shall  have the right to direct  the time,  method  and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power  conferred on the Trustee,  with respect to the Securities of such series, provided that:

     (1) such  direction  shall not be in conflict  with any rule of law or with this Indenture, and

     (2) the  Trustee  may take any other  action  deemed  proper by the Trustee which is not inconsistent with such direction.

     Section 513. Waiver of Past Defaults.

     The  Holders  of not  less  than a  majority  in  principal  amount  of the
Outstanding  Securities  of any series  may on behalf of the  Holders of all the
Securities of such series waive any past default  hereunder with respect to such series and its consequences, except:

     (1) a default  in the  payment  of the  principal  of (or any  premium)  or interest on any Security of such series, or

     (2) a default in respect of a covenant  or  provision  hereof  which  under
Article Nine cannot be modified or amended  without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver,  such default shall cease to exist,  and any Event of
Default arising  therefrom shall be deemed to have been cured, for every purpose of this  Indenture;  but no such waiver shall extend to any  subsequent or other default or impair any right consequent thereon.

     Section 514. Undertaking for Costs.

     In any  suit  for  the  enforcement  of any  right  or  remedy  under  this
Indenture,  or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an  undertaking to pay the costs of such suit, and may assess costs against any such party  litigant,  in the manner and to the extent provided in the Trust
Indenture Act; provided that this Section shall not apply to any suit instituted by the Trustee or to any suit  instituted  by any  Holder,  or group of Holders, holding  in the  aggregate  more than 10% in  principal  amount  of  Outstanding
Securities  (of any  series),  or to any suit  instituted  by a  Holder  for the enforcement of the payment of the principal of or any premium or interest on any
Security on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date).

     Section 515. Waiver of Usury, Stay or Extension Laws.

     The Company  covenants  (to the extent that it may  lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or  advantage  of, any usury,  stay or  extension  law wherever enacted,  now or at any time hereafter in force,  which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and  covenants  that it will not hinder,  delay or impede the  execution  of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   The Trustee

     Section 601. Certain Duties and Responsibilities.

     The duties and  responsibilities of the Trustee shall be as provided by the
Trust  Indenture  Act.  Notwithstanding  the  foregoing,  no  provision  of this
Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers,  if it shall have  reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not  reasonably  assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting  the  liability of or affording  protection to the Trustee shall be subject to the provisions of this Section.

     Section 602. Notice of Defaults.

     If a default occurs hereunder with respect to Securities of any series, the
Trustee  shall give the  Holders of  Securities  of such  series  notice of such default as and to the extent  provided by the Trust  Indenture Act,  unless such default shall have been cured or waived; provided,  however, that in the case of any  default of the  character  specified  in  Section  501(4)  with  respect to
Securities  of such  series,  no such notice to Holders  shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term  "default"  means any event  which is, or after  notice or lapse of time or both would  become,  an Event of Default  with  respect  to  Securities  of such series.

     Section 603. Certain Rights of Trustee.

     Subject to the provisions of Section 601:

     (1) the Trustee  may rely and shall be  protected  in acting or  refraining from acting upon any resolution,  certificate,  statement,  instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (2) any request or  direction  of the  Company  mentioned  herein  shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

     (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established  prior to taking,  suffering or omitting any action  hereunder,  the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

     (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete  authorization and  protection  in  respect  of any  action  taken,  suffered  or omitted by it hereunder in good faith and in reliance thereon;

     (5) the Trustee  shall be under no obligation to exercise any of the rights or powers  vested in it by this  Indenture at the request or direction of any of the Holders  pursuant to this Indenture,  unless such Holders shall have offered to the Trustee  security or  indemnity  reasonably  satisfactory  to the Trustee against the costs,  expenses  and  liabilities  which might be incurred by it in compliance with such request or direction;

     (6) the Trustee shall not be bound to make any investigation into the facts or  matters  stated  in  any  resolution,  certificate,  statement,  instrument, opinion,  report, notice, request,  direction,  consent, order, bond, debenture, note,  other  evidence  of  indebtedness  or other  paper or  document,  but the
Trustee, in its discretion,  may make such further inquiry or investigation into such facts or matters as it may see fit.

     (7) the  Trustee  may  execute  any of the  trusts or powers  hereunder  or perform  any  duties  hereunder  either  directly  or by or  through  agents  or attorneys  and the  Trustee  shall  not be  responsible  for any  misconduct  or negligence  on the part of any agent or attorney  appointed  with due care by it hereunder.

     Section 604. Not Responsible for Recitals or Issuance of Securities.

     The recitals  contained herein and in the Securities,  except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating  Agent assumes any responsibility for their  correctness.  The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the  Securities.  Neither the Trustee nor
any Authenticating  Agent shall be accountable for the use or application by the
Company of Securities or the proceeds thereof.

     Section 605. May Hold Securities.

     The Trustee,  any  Authenticating  Agent,  any Paying  Agent,  any Security
Registrar  or any other agent of the  Company,  in its  individual  or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
608 and 613, may  otherwise  deal with the Company with the same rights it would have if it were  not  Trustee,  Authenticating  Agent,  Paying  Agent,  Security
Registrar or such other agent.

     Section 606. Money Held in Trust.

     Money held by the Trustee in trust  hereunder  need not be segregated  from other funds except to the extent  required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

     Section 607. Compensation and Reimbursement.

     The Company agrees:

     (1) to pay to the Trustee from time to time such  compensation  as shall be agreed to in writing  between  the  Company  and the  Trustee  for all  services rendered  by it  hereunder  (which  compensation  shall  not be  limited  by any provision  of law in  regard to the  compensation  of a  trustee  of an  express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon  its  request  for all  reasonable  expenses,  disbursements  and  advances incurred  or made by the  Trustee  in  accordance  with  any  provision  of this
Indenture   (including  the  reasonable   compensation   and  the  expenses  and
disbursements of its agents and counsel), except any such expense,  disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to  indemnify  the Trustee for,  and to hold it harmless  against,  any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection  with the  acceptance or  administration  of the trust or trusts hereunder,  including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The Trustee  shall have a lien prior to the  Securities  as to all property and  funds  held by it  hereunder  for any  amount  owing it or any  predecessor
Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of a particular series of Securities.

     When the Trustee incurs expenses or renders  services in connection with an
Event of Default  specified in Section  501(5) or Section  501(6),  the expenses
(including  the  reasonable  charges  and  expenses  of  its  counsel)  and  the
compensation   for  the  services  are  intended  to   constitute   expenses  of
administration  under any applicable Federal or State bankruptcy,  insolvency or other similar law.

     The  provisions  of this  Section  shall  survive the  termination  of this
Indenture.

     Section 608. Conflicting Interests.

     If the  Trustee  has or shall  acquire a  conflicting  interest  within the meaning of the Trust  Indenture  Act, the Trustee  shall either  eliminate  such interest or resign,  to the extent and in the manner provided by, and subject to the provisions  of, the Trust  Indenture Act and this  Indenture.  To the extent permitted  by such Act,  the Trustee  shall not be deemed to have a  conflicting interest  by virtue of being a trustee  under  this  Indenture  with  respect to
Securities of more than one series.

     Section 609. Corporate Trustee Required; Eligibility.

     There  shall at all  times be one (and  only one)  Trustee  hereunder  with respect to the  Securities  of each series,  which may be Trustee  hereunder for
Securities of one or more other  series.  Each Trustee shall be a Person that is eligible  pursuant to the Trust  Indenture Act to act as such and has a combined capital  and  surplus  of at least  $50,000,000.  If any such  Person  publishes reports of condition at least annually,  pursuant to law or to the  requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent  report of condition so  published.  If at any time the  Trustee  with  respect to the  Securities  of any series  shall cease to be eligible in accordance  with the  provisions  of this  Section,  it shall resign immediately  in the  manner and with the effect  hereinafter  specified  in this
Article.

     Section 610. Resignation and Removal; Appointment of Successor.

     No  resignation or removal of the Trustee and no appointment of a successor
Trustee  pursuant to this Article shall become effective until the acceptance of
appointment  by  the  successor   Trustee  in  accordance  with  the  applicable
requirements of Section 611.

     The Trustee may resign at any time with respect to the Securities of one or more series by giving written  notice thereof to the Company.  If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered  to the  Trustee  within 30 days  after the  giving of such  notice of
resignation,   the  resigning  Trustee  may  petition  any  court  of  competent jurisdiction  for the  appointment  of a successor  Trustee  with respect to the
Securities of such series.

     The Trustee may be removed at any time with  respect to the  Securities  of any  series by Act of the  Holders  of a  majority  in  principal  amount of the
Outstanding  Securities  of such  series,  delivered  to the  Trustee and to the
Company.

     If at any time:

     (1) the Trustee shall fail to comply with Section 608 after written request therefor  by the  Company or by any Holder who has been a bona fide  Holder of a
Security for at least six months, or

     (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written  request  therefor by the Company or by any such Holder,
or

     (3) the Trustee  shall  become  incapable  of acting or shall be adjudged a bankrupt or insolvent  or a receiver of the Trustee or of its property  shall be appointed or any public  officer  shall take charge or control of the Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation  or liquidation,  then, in any such case, (A) the Company by a Board  Resolution may remove the Trustee  with  respect to all  Securities,  or (B) subject to Section
514,  any Holder who has been a bona fide Holder of a Security  for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent  jurisdiction  for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     If the Trustee shall resign,  be removed or become incapable of acting,  or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution,  shall promptly appoint a successor  Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and  that at any  time  there  shall be only one  Trustee  with  respect  to the
Securities  of any  particular  series)  and shall  comply  with the  applicable requirements of Section 611. If, within one year after such resignation, removal or  incapability,  or the occurrence of such vacancy,  a successor  Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal  amount of the Outstanding  Securities of such series delivered  to the Company and the retiring  Trustee,  the  successor  Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable  requirements of Section 611,  become the successor  Trustee with respect to the  Securities of such series and to that extent  supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the  Securities  of any series shall have been so appointed by the Company or the Holders and accepted  appointment in the manner required by Section 611, any
Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent  jurisdiction for the appointment of a successor  Trustee with respect to the Securities of such series.

     The Company shall give notice of each  resignation  and each removal of the
Trustee with respect to the  Securities of any series and each  appointment of a successor Trustee with respect to the Securities of any series to all Holders of
Securities  of such series in the manner  provided in Section  106.  Each notice shall include the name of the successor  Trustee with respect to the  Securities of such series and the address of its Corporate Trust Office.

     Section 611. Acceptance of Appointment by Successor.

     In case of the appointment hereunder of a successor Trustee with respect to all  Securities,  every such  successor  Trustee  so  appointed  shall  execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting  such  appointment,  and thereupon the  resignation  or removal of the retiring Trustee shall become effective and such successor Trustee,  without any further  act,  deed or  conveyance,  shall  become  vested  with all the rights, powers,  trusts and duties of the retiring  Trustee;  but, on the request of the
Company or the successor  Trustee,  such retiring Trustee shall, upon payment of its charges,  execute and deliver an instrument  transferring  to such successor
Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign,  transfer and deliver to such  successor  Trustee all property and money held by such retiring Trustee hereunder.

     In case of the appointment hereunder of a successor Trustee with respect to the  Securities of one or more (but not all) series,  the Company,  the retiring
Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture  supplemental  hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor  Trustee relates,  (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed  necessary or desirable to confirm that all the rights,  powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring  Trustee is not retiring shall continue to be vested in the retiring Trustee,  and (3) shall add to or change any of the provisions of this  Indenture as shall be necessary to provide for or facilitate the  administration  of the trusts hereunder by more than one Trustee,  it being
understood  that  nothing  herein  or  in  such  supplemental   indenture  shall
constitute  such  Trustees  co-trustees  of the same  trust  and that  each such
Trustee shall be trustee of a trust or trusts hereunder  separate and apart from any trust or trusts hereunder  administered by any other such Trustee;  and upon the execution and delivery of such  supplemental  indenture the  resignation  or removal of the retiring  Trustee shall become  effective to the extent  provided therein  and each such  successor  Trustee,  without any  further  act,  deed or conveyance,  shall become vested with all the rights,  powers, trusts and duties of the retiring  Trustee with respect to the  Securities of that or those series to which the appointment of such successor  Trustee relates;  but, on request of the Company or any successor  Trustee,  such retiring Trustee shall duly assign, transfer  and deliver to such  successor  Trustee all property and money held by such retiring Trustee  hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     Upon request of any such successor  Trustee,  the Company shall execute any and all  instruments  for more fully and certainly  vesting in and confirming to such  successor  Trustee all such rights,  powers and trusts  referred to in the first or second preceding paragraph, as the case may be.

     No successor  Trustee  shall accept its  appointment  unless at the time of such  acceptance  such  successor  Trustee shall be qualified and eligible under this Article.

     Section 612. Merger, Conversion, Consolidation or Succession to Business.

     Any  corporation  into which the Trustee may be merged or converted or with which it may be  consolidated,  or any  corporation  resulting  from any merger, conversion  or  consolidation  to which  the  Trustee  shall be a party,  or any corporation  succeeding to all or substantially all the corporate trust business of the Trustee,  shall be the successor of the Trustee hereunder,  provided such corporation  shall be  otherwise  qualified  and  eligible  under this  Article, without the  execution  or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not  delivered,  by the Trustee  then in office,  any  successor  by merger, conversion  or  consolidation  to such  authenticating  Trustee  may adopt  such authentication  and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     Section 613. Preferential Collection of Claims Against Company.

     If and when the  Trustee  shall be or become a creditor  of the Company (or any other  obligor  upon the  Securities),  the Trustee  shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).  For purposes of Section 311(b) (4) and
(6) of the Trust Indenture Act, the following terms shall mean:

     (a) "cash  transaction"  means any  transaction  in which full  payment for goods or securities  sold is made within seven days after  delivery of the goods or  securities  in  currency  or in checks or other  orders  drawn upon banks or bankers and payable upon demand; and

     (b) "self-liquidating paper" means any draft, bill of exchange,  acceptance or obligation  which is made,  drawn,  negotiated or incurred by the Company for the purpose of financing  the  purchase,  processing,  manufacturing,  shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing  title  to,  possession  of,  or a lien  upon,  the  goods,  wares or merchandise or the  receivables or proceeds  arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received  by the Trustee  simultaneously  with the  creation of the  creditor relationship with the Company arising from the making,  drawing,  negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

     Section 614. Appointment of Authenticating Agent.

     From time to time,  the  Trustee  may  appoint  one or more  Authenticating
Agents with respect to one or more series of  Securities,  which may include the
Company  or  anyAffiliate  of the  Company,  with  power to act on behalf of the
Trustee to authenticate Securities of such series issued upon original issue and upon  exchange,  registration  of  transfer  or  partial  redemption  thereof or pursuant to Section 306, and  Securities so  authenticated  shall be entitled to the  benefits  of this  Indenture  and  shall be valid  and  obligatory  for all purposes as if authenticated  by the Trustee  hereunder.  Wherever  reference is made in this Indenture to the  authentication  and delivery of Securities by the
Trustee or the Trustee's certificate of authentication,  such reference shall be deemed to include  authentication  and  delivery  on behalf of the Trustee by an
Authenticating  Agent and a certificate of authentication  executed on behalf of the  Trustee by an  Authenticating  Agent.  Each  Authenticating  Agent shall be acceptable to the Company and shall at all times be a corporation  organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating
Agent,  having a combined  capital and surplus of not less than  $50,000,000 and subject to supervision or  examination  by Federal or State  authority.  If such
Authenticating Agent publishes reports of condition at least annually,  pursuant to law or to the requirements of said supervising or examining  authority,  then for the  purposes  of this  Section,  the  combined  capital and surplus of such
Authenticating  Agent shall be deemed to be its combined  capital and surplus as set forth in its most recent report of condition so published. If at any time an
Authenticating  Agent  shall  cease  to  be  eligible  in  accordance  with  the provisions of this Section,  such Authenticating  Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any  corporation  into  which an  Authenticating  Agent  may be  merged  or converted or with which it may be  consolidated,  or any  corporation  resulting from any merger,  conversion or consolidation to which such Authenticating Agent shall be a party,  or any  corporation  succeeding  to the  corporate  agency or corporate  trust business of an  Authenticating  Agent,  shall continue to be an
Authenticating  Agent,  provided such  corporation  shall be otherwise  eligible under this Section,  without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An  Authenticating  Agent may resign at any time by giving  written  notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an  Authenticating  Agent by giving written notice thereof to such
Authenticating  Agent  and to the  Company.  Upon  receiving  such a  notice  of
resignation  or  upon  such  a  termination,   or  in  case  at  any  time  such
Authenticating  Agent  shall  cease  to  be  eligible  in  accordance  with  the provisions of this Section,  the Trustee may appoint a successor  Authenticating
Agent which shall be  acceptable to the Company.  Any  successor  Authenticating
Agent upon acceptance of its appointment  hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder,  with like effect as if originally  named as an  Authenticating  Agent.  No successor  Authenticating
Agent shall be appointed unless eligible under the provisions of this Section.

     The  Company  agrees  to pay to  each  Authenticating  Agent  from  time to time-reasonable compensation for its services under this Section.

     If an  appointment  with respect to one or more series is made  pursuant to this  Section,  the  Securities  of such series may have  endorsed  thereon,  in
addition  to  the  Trustee's  certificate  of  authentication,   an  alternative
certificate of authentication in the following form:

     This is one of the Securities of the series designated  therein referred to in the within-mentioned Indenture.

                                FIFTH THIRD BANK,
                                   as Trustee

                                By:  ___________________________________________
                                        As Authenticating Agent

                                By:  ___________________________________________
                                        Authorized Officer

     Section 615. Indemnification.

     The  Company  agrees to  indemnify  the Trustee  for,  and hold it harmless against,  any loss,  liability or expense  incurred by it,  arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder  or the  performance  of its  duties  hereunder  or under any  related document,  including  the  reasonable  costs and  expenses of  defending  itself against or investigating  any claim or liability with respect to the Securities, except to the extent that any such loss, liability or expense was due to its own negligence  or bad  faith.  The  Company  need not pay for any  settlement  made without its consent.  The  obligations  of the Company to the Trustee under this
Section  shall  survive the  satisfaction  and  discharge of this  Indenture and payment in full and/or retirement of the Securities.

                                  ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Company

     Section 701. Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee:

     (1) on each Regular  Record  Date, a list,  in such form as the Trustee may reasonably  require,  of the names and addresses of the Holders of Securities of each series as of such Regular  Record Date,  and (2) at such other times as the
Trustee may request in writing,  within 30 days after the receipt by the Company of any such  request,  a list of similar  form and content as of a date not more than 15 days prior to the time such list is furnished;  provided,  however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

     Section 702. Preservation of Information; Communications to Holders.

     The  Trustee  shall  preserve,  in as  current  a  form  as  is  reasonably practicable,  the names and  addresses  of Holders  contained in the most recent list as provided in Section 701 and the names and addresses of Holders  received by the Trustee in its  capacity as Security  Registrar.  The Trustee may destroy any list  furnished  to it as provided in Section 701 upon receipt of a new list so furnished.

     The rights of Holders to  communicate  with other  Holders  with respect to their rights under this Indenture or under the Securities, and the corresponding rights  and  privileges  of the  Trustee,  shall  be as  provided  by the  Trust
Indenture Act.

     Every Holder of Securities,  by receiving and holding the same, agrees with the  Company and the  Trustee  that  neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information  as to names and  addresses  of Holders  made  pursuant to the Trust
Indenture Act.

     Section 703. Reports by Trustee.

     The Trustee shall  transmit to Holders such reports  concerning the Trustee and its actions  under this  Indenture as may be required  pursuant to the Trust
Indenture  Act at the times and in the  manner  provided  pursuant  thereto.  If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15  following  the date of this  Indenture  deliver to
Holders  a brief  report,  dated  as of such  May 15,  which  complies  with the provisions of such Section 313(a).

     A copy of each  such  report  shall,  at the time of such  transmission  to
Holders,  be filed by the  Trustee  with  each  stock  exchange  upon  which any
Securities are listed, with the Commission and with the Company.

     Section 704. Reports by Company.

     The Company shall file with the Trustee and the Commission, and transmit to
Holders,  such  information,  documents and other  reports,  and such  summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents  or reports  required  to be filed  with the  Commission  pursuant  to
Section 13 or 15(d) of the Exchange  Act shall be filed with the Trustee  within
15 days after the same is so required to be filed with the Commission.

                                  ARTICLE EIGHT

                         Consolidation, Merger and Sale

     Section 801. Consolidations and Mergers Permitted.

     Nothing  contained  in this  Indenture  or in any of the  Securities  shall prevent  any  consolidation  or  merger  of the  Company  with or into any other corporation or  corporations  (whether or not affiliated  with the Company),  or successive  consolidations  or mergers in which the Company or its  successor or successors shall be a party or parties,  or shall prevent any sale,  conveyance, transfer or other disposition of the property of the Company or its successor or successors  as an  entirety,  or  substantially  as an  entirety,  to any  other corporation  (whether or not  affiliated  with the Company or its  successor  or successors)  authorized to acquire and operate the same; provided,  however, the
Company hereby covenants and agrees that, upon any such  consolidation,  merger, sale, conveyance, transfer or other disposition, the due and punctual payment of the principal of (premium,  if any) and interest on all of the Securities of all series in  accordance  with the terms of each series,  according to their tenor, and the due and punctual  performance  and  observance  of all the covenants and conditions of this  Indenture  with respect to each series or  established  with respect  to such  series  to be kept  or  performed  by the  Company,  shall  be expressly  assumed,  by  supplemental  indenture  (which  shall  conform  to the provisions of the Trust Indenture Act as then in effect) satisfactory in form to the Trustee  executed and  delivered to the Trustee by the entity formed by such consolidation,  or into  which the  Company  shall have been  merged,  or by the entity which shall have acquired such property.

     Section 802. Rights and Duties of Successor Company.

     In case of any such consolidation,  merger, sale,  conveyance,  transfer or other  disposition  and upon the  assumption  by the successor  corporation,  by supplemental  indenture,  executed and delivered to the Trustee and satisfactory in form to the Trustee,  of the due and punctual  payment of the  principal  of, premium, if any, and interest on all of the Securities of all series outstanding and the due and punctual  performance  of all of the covenants and conditions of this Indenture or  established  with respect to each series of the Securities to be  performed  by the  Company  with  respect  to each  series,  such  successor corporation  shall succeed to and be substituted for the Company,  with the same effect  as if it had been  named  herein as the  party of the  first  part,  and thereupon the predecessor  corporation  shall be relieved of all obligations and covenants  under this Indenture and the Securities.  Such successor  corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company or any other predecessor  obligor on the Securities,  any or all of the Securities  issuable  hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee;  and, upon the order of such successor  company,  instead  of the  Company,  and  subject  to all the  terms, conditions  and  limitations  in this  Indenture  prescribed,  the Trustee shall authenticate  and shall deliver any Securities  which previously shall have been signed and delivered by the officers of the  predecessor  Company to the Trustee
for  authentication,   and  any  Securities  which  such  successor  corporation
thereafter  shall  cause to be signed  and  delivered  to the  Trustee  for that purpose.

     All the Securities so issued shall in all respects have the same legal rank and benefit under this  Indenture as the  Securities  theretofore  or thereafter issued in  accordance  with the terms of this  Indenture  as though  all of such
Securities had been issued at the date of the execution hereof.

     Nothing  contained  in this  Indenture  or in any of the  Securities  shall prevent  the  Company  from  merging  into  itself or  acquiring  by purchase or otherwise all or any part of the property of any other  corporation  (whether or not affiliated with the Company).

     Section 803. Opinion of Counsel.

     The Trustee may receive an Opinion of Counsel as  conclusive  evidence that any such consolidation, merger, sale, conveyance, transfer or other disposition, and any such assumption, comply with the provisions of this Article.

                                  ARTICLE NINE

                             Supplemental Indentures

     Section 901. Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board
Resolution,  and the Trustee,  at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (1) to  evidence  the  succession  of another  Person to the Company to the assumption by any such  successor of the covenants of the Company  herein and in the Securities pursuant to Article Eight or Section 117; or

     (2) to add to the  covenants  of the Company for the benefit of the Holders of all or any  series of  Securities  (and if such  covenants  are to be for the benefit of less than all series of  Securities,  stating that such covenants are expressly  being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; provided, however, that in respect of any such additional covenant, such supplemental indenture may provide for a particular  period of grace after default  (which period may be shorter or longer than that  allowed in the case of other  defaults)  or may provide for an immediate  enforcement upon such default or may limit the remedies  available to the  Trustee  upon such  default  or may limit  the  right of the  Holders  of a majority in aggregate principal amount of the Securities of such series to waive such default; or

     (3) to add any additional  Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of  Securities,  stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

     (4) to add to or change any of the  provisions  of this  Indenture  to such extent as shall be necessary to permit or facilitate  the issuance of Securities in bearer form,  registrable  or not  registrable  as to principal,  and with or without interest coupons,  or to permit or facilitate the issuance of Securities in uncertificated form; or

     (5) to add to, change or eliminate any of the  provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination  (A) shall neither (i) apply to any Security of any series created  prior to the execution of such  supplemental  indenture and entitled to the  benefit of such  provision  nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become  effective only when there is no such Security Outstanding; or

     (6) to secure the Securities; or

     (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

     (8) to evidence and provide for the acceptance of appointment  hereunder by a successor  Trustee with respect to the Securities of one or more series and to add to or change any of the  provisions of this  Indenture as shall be necessary to provide for or facilitate the  administration  of the trusts hereunder by one or more successor Trustees, pursuant to the requirements of Section 611; or

     (9) to cure any ambiguity,  to correct or supplement  any provision  herein which may be defective or inconsistent  with any other provision  herein,  or to make any other  provisions  with respect to matters or questions  arising  under this Indenture,  provided that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

     The Trustee is hereby  authorized to join with the Company in the execution of  any  such  supplemental  indenture,  and to  make  any  further  appropriate agreements and stipulations which may be therein contained.

     Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the holders of any of  the  Securities  at the  time  outstanding,  notwithstanding  any of the provisions of Section 902.

     Section 902. Supplemental Indentures With Consent of Holders.

     With the consent of the  Holders of not less than a majority  in  principal
amount  of  the   Outstanding   Securities  of  each  series  affected  by  such
supplemental  indenture, by Act of said Holders delivered to the Company and the
Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture  or  indentures  supplemental  hereto for the purpose of adding any  provisions  to or changing in any manner or  eliminating  any of the provisions  of this  Indenture  or of  modifying in any manner the rights of the
Holders of Securities of such series under this  Indenture;  provided,  however, that no such supplemental  indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

     (1) change the Stated  Maturity of the principal of, or any  installment of principal  of or  interest  on, any  Security,  or reduce the  principal  amount thereof  or the  rate of  interest  thereon  or any  premium  payable  upon  the redemption  thereof,  or reduce the amount of the principal of an Original Issue
Discount  Security or any other  Security  which would be due and payable upon a declaration of acceleration of the Maturity  thereof pursuant to Section 502, or change  any Place of  Payment  where,  or the coin or  currency  in  which,  any
Security or any premium or interest thereon is payable, affect the applicability of Article  Fourteen to any Security,  or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

     (2) reduce the percentage in principal amount of the Outstanding Securities of  any  series,  the  consent  of  whose  Holders  is  required  for  any  such supplemental  indenture,  or the consent of whose  Holders is  required  for any waiver (of  compliance  with  certain  provisions  of this  Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

     (3) modify any of the  provisions of this  Section,  Section 513 or Section
1007,  except to increase any such  percentage  or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding  Security  affected thereby;  provided,  however, that this  clause  shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1007,  or the deletion of this  proviso,  in accordance with the requirements of Sections 611 and 901(8).

     A supplemental  indenture which changes or eliminates any covenant or other provision of this  Indenture  which has expressly  been included  solely for the benefit of one or more  particular  series of Securities,  or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other  provision,  shall be  deemed  not to  affect  the  rights  under  this
Indenture of the Holders of  Securities  of any other  series;  provided that no such  supplemental  indenture shall modify any provision of this Indenture so as to adversely  affect the rights of any holder of outstanding  Senior Debt to the benefits of Article Fourteen.

     It shall not be  necessary  for any Act of Holders  under  this  Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Section 903. Execution of Supplemental Indentures.

     In  executing,   or  accepting  the  additional   trusts  created  by,  any
supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture,  the Trustee shall be entitled to receive, and  (subject  to Section  601) shall be fully  protected  in relying  upon,  an
Opinion of Counsel stating that the execution of such supplemental  indenture is authorized  or  permitted by this  Indenture.  The Trustee may, but shall not be obligated  to,  enter into any such  supplemental  indenture  which  affects the
Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 904. Effect of Supplemental Indentures.

     Upon the execution of any supplemental  indenture under this Article,  this
Indenture  shall be  modified in  accordance  therewith,  and such  supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities  theretofore or thereafter  authenticated and delivered  hereunder shall be bound thereby.

     Section 905. Conformity with Trust Indenture Act.

     Every  supplemental  indenture  executed  pursuant  to this  Article  shall conform to the requirements of the Trust Indenture Act as then in effect.

     Section 906. Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental  indenture  pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental  indenture. If the Company shall so determine, new  Securities  of any series so modified as to conform,  in the opinion of the
Trustee and the Company, to any such supplemental  indenture may be prepared and executed  by the  Company  and  authenticated  and  delivered  by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE TEN

                                    Covenants

     Section 1001. Payment of Principal, Premium and Interest.

     The  Company  covenants  and  agrees  for the  benefit  of each  series  of
Securities that it will duly and punctually pay the principal of and any premium and interest on the  Securities of that series in  accordance  with the terms of the Securities and this Indenture.

     Section 1002. Maintenance of Office or Agency.

     The  Company  will  maintain  in each  Place of  Payment  for any series of
Securities an office or agency where  Securities of that series may be presented or surrendered for payment,  where  Securities of that series may be surrendered for  registration  of transfer or exchange  and where  notices and demands to or upon the Company in respect of the  Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location,  and any change in the location,  of such office or agency.  If at any time the Company  shall fail to maintain any such  required  office or agency or shall fail to furnish the Trustee with the address thereof,  such presentations, surrenders,  notices and demands  may be made or served at the  Corporate  Trust
Office of the Trustee,  and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time  designate one or more other offices or  agencies  where the  Securities  of one or more series may be  presented  or surrendered  for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for  Securities  of any series for such  purposes.  The
Company will give prompt written  notice to the Trustee of any such  designation or  rescission  and of any change in the  location  of any such other  office or agency.

     Section 1003. Money for Securities Payments to Be Held in Trust.

     If the Company  shall at any time act as its own Paying  Agent with respect to any  series  of  Securities,  it  will,  on or  before  each  due date of the principal of or any premium or interest on any of the Securities of that series, segregate  and hold in trust for the benefit of the Persons  entitled  thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided  and will  promptly  notify the  Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of
Securities,  it will,  on or  before  each due date of the  principal  of or any premium or interest on any  Securities  of that  series,  deposit  with a Paying
Agent a sum  sufficient  to pay such amount,  such sum to be held as provided by the Trust  Indenture  Act,  and (unless  such Paying  Agent is the  Trustee) the
Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and  deliver to the Trustee an  instrument  in which such Paying Agent shall agree with the  Trustee,  subject to the  provisions  of this Section,  that such Paying Agent will (1) comply with the provisions of the
Trust  Indenture  Act  applicable  to it as a Paying  Agent and (2)  during  the continuance  of any  default  by the  Company  (or any  other  obligor  upon the
Securities  of that  series)  in the  making of any  payment  in  respect of the
Securities of that series,  upon the written  request of the Trustee,  forthwith pay to the Trustee  all sums held in trust by such  Paying  Agent for payment in respect of the Securities of that series.

     The Company may at any time, for the purpose of obtaining the  satisfaction and  discharge of this  Indenture or for any other  purpose,  pay, or by Company
Order  direct any Paying  Agent to pay, to the Trustee all sums held in trust by the Company or such Paying  Agent,  such sums to be held by the Trustee upon the same  trusts as those  upon  which  such sums were held by the  Company  or such
Paying Agent;  and,  upon such payment by any Paying Agent to the Trustee,  such
Paying Agent shall be released from all further  liability  with respect to such money.

     Any money  deposited with the Trustee or any Paying Agent,  or then held by the  Company,  in trust for the  payment of the  principal  of or any premium or interest on any  Security of any series and  remaining  unclaimed  for 18 months after such  principal,  premium or interest has become due and payable  shall be paid to the Company on Company  Request,  or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor,  look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money,  and all  liability of the Company as trustee  thereof,  shall  thereupon cease;  provided,  however,  that the Trustee or such Paying Agent, before being required to make any such repayment,  may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published  on each  Business  Day and of general  circulation  in the Borough of
Manhattan,  The City of New York,  New York,  notice  that  such  money  remains unclaimed and that, after a date specified therein, which shall not be less than
30 days from the date of such  publication,  any unclaimed balance of such money then remaining will be repaid to the Company.

     Section 1004. Statement by Officers as to Default.

     The Company will  deliver to the Trustee,  within 120 days after the end of each fiscal year of the  Company  ending  after the date  hereof,  an  Officer's
Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions  and conditions of this  Indenture  (without  regard to any period of grace or requirement of notice provided  hereunder) and, if the Company shall be in default,  specifying  all such defaults and the nature and status  thereof of which they may have knowledge.

     Section 1005. Maintenance of Properties.

     The Company will cause all properties  used or useful in the conduct of its business or the business of any  Subsidiary  to be  maintained  and kept in good condition,  repair and working order and supplied  with all necessary  equipment and  will  cause  to be made  all  necessary  repairs,  renewals,  replacements, betterments and improvements  thereof, all as in the judgment of the Company may be necessary  so that the business  carried on in  connection  therewith  may be properly and  advantageously  conducted at all times;  provided,  however,  that nothing in this  Section  shall  prevent  the  Company  from  discontinuing  the operation or maintenance of any of such properties if such discontinuance is, in the  judgment of the  Company,  desirable  in the conduct of its business or the business of any Subsidiary.

     Section 1006. Payment of Taxes and Other Claims.

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become  delinquent,  (1) all taxes,  assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary,  and (2) all lawful claims for labor,  materials and supplies which, if unpaid,  might by law become a lien upon the property of the Company or any Subsidiary;  provided, however, that the
Company  shall  not be  required  to pay or  discharge  or  cause  to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

     Section 1007. Waiver of Certain Covenants.

     Except as otherwise specified as contemplated by Section 301 for Securities of such series,  the Company may, with respect to the  Securities of any series, omit in any particular instance to comply with any term,  provision or condition set forth in any covenant provided pursuant to Section 301(18), 901(2) or 901(7)
for the  benefit  of the  Holders  of such  series if  before  the time for such compliance  the  Holders  of at least a  majority  in  principal  amount  of the
Outstanding  Securities  of such series shall,  by Act of such  Holders,  either waive such compliance in such instance or generally  waive  compliance with such term, provision or condition,  but no such waiver shall extend to or affect such term,  provision or condition  except to the extent so  expressly  waived,  and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term,  provision or condition shall remain in full force and effect.

     Section 1008. Calculation of Original Issue Discount.

     The  Company  shall  file  with  the  Trustee  promptly  at the end of each calendar year a written notice  specifying the amount of original issue discount
(including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year.

                                 ARTICLE ELEVEN

                            Redemption of Securities

     Section 1101. Applicability of Article.

     Securities of any series which are redeemable  before their Stated Maturity shall be  redeemable  in  accordance  with their terms and (except as  otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.

     Section 1102. Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities  shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such  Securities.  In case of any  redemption at the election of the Company the Company shall,  at least 45 days prior to the  Redemption  Date fixed by the
Company (unless a shorter notice shall be  satisfactory to the Trustee),  notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any  restriction on such  redemption  provided in the terms of such  Securities or elsewhere in this  Indenture,  the Company shall furnish the
Trustee  with  an  Officer's   Certificate   evidencing   compliance  with  such
restriction.

     Section 1103. Selection by Trustee of Securities to Be Redeemed.

     If less than all the  Securities  of any series are to be redeemed  (unless all the Securities of such series and of a specified tenor are to be redeemed or
unless  such  redemption  affects  only  a  single  Security),   the  particular
Securities  to be redeemed  shall be selected not more than 60 days prior to the
Redemption Date by the Trustee,  from the Outstanding  Securities of such series not previously  called for redemption,  by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the  principal  amount of any Security of such series,  provided that the  unredeemed  portion of the principal  amount of any Security shall be in an authorized  denomination  (which  shall not be less than the minimum  authorized denomination) for such Security.  If less than all the Securities of such series are to be redeemed (unless such redemption affects only a single Security),  the particular  Securities  to be redeemed  shall be selected  not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding  Securities of such  series  not  previously  called  for  redemption  in  accordance  with the preceding sentence.

     The Trustee shall promptly  notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

     The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security,  whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed  portion  of the  principal  amount  of the  Security  shall be in an authorized  denomination  (which  shall not be less than the minimum  authorized denomination) for such Security.

     For all purposes of this Indenture,  unless the context otherwise requires, all  provisions  relating to the redemption of Securities  shall relate,  in the case of any  Securities  redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

     Section 1104. Notice of the Redemption.

     Notice of redemption  shall be given by mail not less than 30 nor more than
60 days  prior to the  Redemption  Date,  to each  Holder  of  Securities  to be redeemed, at his address appearing in the Security Register.

     All notices of redemption  shall identify the Securities to be redeemed and shall state:

     (1) the Redemption Date,

     (2) the Redemption Price,

     (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed,  the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular  Securities  to be  redeemed  and,  if less than all the  Outstanding
Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

     (4) that on the Redemption  Date the  Redemption  Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

     (5) the place or places where each such Security is to be  surrendered  for payment of the Redemption Price, and

     (6) that the redemption is for a sinking fund, if such is the case.

     Notice of  redemption  of  Securities to be redeemed at the election of the
Company  shall be given by the  Company  or, at the  Company's  request,  by the
Trustee in the name and at the expense of the Company and shall be irrevocable.

     The notice if mailed in the manner herein  provided  shall be  conclusively presumed to have been given,  whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the
Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

     Section 1105. Deposit of Redemption Price.

     On or before any  Redemption  Date,  the  Company  shall  deposit  with the
Trustee or with a Paying  Agent (or,  if the Company is acting as its own Paying
Agent,  segregate  and hold in trust as provided  in Section  1003) an amount of money  sufficient to pay the Redemption  Price of, and (except if the Redemption
Date shall be an Interest  Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

     Section 1106. Securities Payable on Redemption Date.

     Notice of redemption  having been given as aforesaid,  the Securities so to be  redeemed  shall,  on the  Redemption  Date,  become  due and  payable at the
Redemption  Price  therein  specified,  and from and after such date (unless the
Company  shall  default  in the  payment  of the  Redemption  Price and  accrued interest) such  Securities  shall cease to bear interest.  Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption  Price,  together with accrued interest to the Redemption Date; provided,  however,  that, unless otherwise specified as contemplated  by Section 301,  installments of interest whose Stated Maturity is on or prior to the  Redemption  Date  will be  payable  to the  Holders  of such
Securities,  or one or more  Predecessor  Securities,  registered as such at the close of business on the relevant  Record Dates according to their terms and the provisions of Section 307.

     Section 1107. Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at a
Place of Payment therefor (with, if the Company or the Trustee so requires,  due endorsement by, or a written  instrument of transfer in form satisfactory to the
Company and the Trustee  duly  executed  by, the Holder  thereof or his attorney duly  authorized  in writing),  and the Company shall  execute,  and the Trustee shall  authenticate  and deliver to the Holder of such Security  without service charge,  a new Security or Securities  of the same series and of like tenor,  of any authorized  denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the  unredeemed  portion of the principal of the Security so  surrendered;  provided,  however,  that a  Depositary  need not surrender a Global  Security for a partial  redemption  and may be authorized to make a notation on such Global Security of such partial redemption.  In the case of a partial redemption of a Global Security,  the Depositary,  and in turn, the participants  in the  Depositary,  shall have the  responsibility  to select any
Securities to be redeemed by random lot.

                                 ARTICLE TWELVE

                                  Sinking Funds

     Section 1201. Applicability of Article.

     The  provisions of this Article shall be applicable to any sinking fund for the  retirement of  Securities  of any series  except as otherwise  specified as contemplated by Section 301 for such Securities.

     The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment",  and any payment in excess of such minimum  amount  provided for by the terms of such
Securities  is herein  referred to as an  "optional  sinking  fund  payment." If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to  reduction as provided in Section  1202.  Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

     Section 1202. Satisfaction of Sinking Fund Payments with Securities.

     The Company (1) may deliver Outstanding  Securities of a series (other than any previously  called for redemption) and (2) may apply as a credit  Securities of a series  which have been  redeemed  either at the  election  of the  Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any  Securities  of such series  required to be made pursuant to the terms of such  Securities  as and to the  extent  provided  for  by  the  terms  of  such
Securities;  provided  that  the  Securities  to be so  credited  have  not been previously so credited.  The  Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption  Price,  as specified in the  Securities so to be redeemed,  for redemption  through  operation of the sinking  fund and the  amount of such  sinking  fund  payment  shall be  reduced accordingly.

     Section 1203. Redemption of Securities for Sinking Fund.

     Not less  than 45 days  prior to each  sinking  fund  payment  date for any
Securities,  the Company will  deliver to the Trustee an  Officer's  Certificate specifying  the  amount  of the  next  ensuing  sinking  fund  payment  for such
Securities  pursuant to the terms of such Securities,  the portion  thereof,  if any,  which is to be  satisfied by payment of cash and the portion  thereof,  if any, which is to be satisfied by delivering and crediting Securities pursuant to
Section  1202 and will also  deliver  to the  Trustee  any  Securities  to be so delivered.  Not less than 30 days prior to each such sinking fund payment  date, the Trustee  shall select the  Securities  to be redeemed upon such sinking fund payment  date in the manner  specified  in Section  1103 and cause notice of the redemption  thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given,  the redemption  of such  Securities  shall be made upon the terms and in the  manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN

                       Defeasance and Covenant Defeasance

     Section 1301. Company's Option to Effect Defeasance or Covenant Defeasance.

     The Company may elect,  at its option at any time,  to have Section 1302 or
Section 1303 applied to any Securities or any series of Securities,  as the case may be, designated  pursuant to Section 301 as being defeasible pursuant to such
Section 1302 or 1303, in accordance  with any applicable  requirements  provided pursuant to Section 301 and upon  compliance with the conditions set forth below in this Article.  Any such election shall be evidenced by a Board  Resolution or in another manner specified as contemplated by Section 301 for such Securities.

     Section 1302. Defeasance and Discharge.

     Upon the  Company's  exercise  of its option (if any) to have this  Section applied to any Securities or any series of  Securities,  as the case may be, the
Company  shall be deemed  to have  been  discharged  from its  obligations  with respect to such Securities as provided in this Section on and after the date the
conditions  set  forth  in  Section  1304  are  satisfied   (hereinafter  called
"Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire  indebtedness  represented by such
Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company,  shall execute proper instruments  acknowledging the same),  subject to the following which shall survive until otherwise  terminated or  discharged  hereunder:  (1) the  rights of  Holders  of such  Securities  to receive,  solely from the trust fund described in Section 1304 and as more fully set forth in such  Section,  payments  in  respect of the  principal  of and any premium and interest on such Securities when payments are due, (2) the Company's obligations  with respect to such Securities  under Sections 304, 305, 306, 1002 and 1003, (3) the rights,  powers,  trusts, duties and immunities of the Trustee hereunder and (4) this Article.  Subject to  compliance  with this Article,  the
Company may  exercise  its option (if any) to have this  Section  applied to any
Securities  notwithstanding  the prior  exercise  of its option (if any) to have
Section 1303 applied to such Securities.

     Section 1303. Covenant Defeasance.

     Upon the  Company's  exercise  of its option (if any) to have this  Section applied to any Securities or any series of  Securities,  as the case may be, (1)
the  Company  shall be  released  from its  obligations  under  Section  801(3),
Sections 1005 through 1006,  inclusive,  and any covenants  provided pursuant to
Section  301(19),  901(2) or  901(7)  for the  benefit  of the  Holders  of such
Securities  and (2) the  occurrence  of any event  specified in Sections  501(4)
(with respect to any of Section 801(3),  Sections 1005 through 1006,  inclusive, and any such covenants provided pursuant to Section 301(19),  901(2) or 901(7)), and  501(7)  shall be deemed  not to be or result in an Event of Default in each case with  respect to such  Securities  as provided in this Section on and after the date the  conditions  set forth in Section 1304 are  satisfied  (hereinafter called "Covenant Defeasance").  For this purpose, such Covenant Defeasance means that, with respect to such  Securities,  the Company may omit to comply with and shall have no liability  in respect of any term,  condition  or  limitation  set forth in any such  specified  Section (to the extent so specified in the case of
Section 501(4)) or Article Fourteen, whether directly or indirectly by reason of any  reference  elsewhere  herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other  document,  but the remainder of this  Indenture  and such  Securities shall be unaffected thereby.

     Section 1304. Conditions to Defeasance or Covenant Defeasance.

     The following shall be the conditions to the application of Section 1302 or
Section 1303 to any Securities or any series of Securities, as the case may be:

     (1) The Company shall  irrevocably have deposited or caused to be deposited
with  the  Trustee  (or  another  trustee  which   satisfies  the   requirements
contemplated  by Section  609 and agrees to comply with the  provisions  of this
Article  applicable to it) as trust funds in trust for the purpose of making the following payments,  specifically  pledged as security for, and dedicated solely to, the benefit of the Holders of such  Securities,  (A) money in an amount,  or
(B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any  payment,  money in an amount,  or
(C) a combination thereof, in each case sufficient,  in the opinion of a firm of independent  public  accountants  expressed in a written  certification  thereof delivered to the Trustee,  to pay and  discharge,  and which shall be applied by the Trustee (or any such other  qualifying  trustee) to pay and  discharge,  the principal of and any premium and interest on such  Securities on the  respective
Stated  Maturities,  in  accordance  with the terms of this  Indenture  and such
Securities.  As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or
(ii) an  obligation  of a Person  controlled  or  supervised by and acting as an agency or  instrumentality  of the United States of America the payment of which is  unconditionally  guaranteed  as a full  faith and credit  obligation  by the
United States of America,  which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof,  and (y) any depositary  receipt issued by a bank (as  defined  in  Section  3(a)(2)  of the  Securities  Act) as custodian with respect to any U.S.  Government  Obligation which is specified in
Clause  (x) above and held by such bank for the  account  of the  holder of such depositary  receipt,  or with respect to any specific payment of principal of or interest  on any U.S.  Government  Obligation  which is so  specified  and held, provided  that (except as required by law) such  custodian is not  authorized to make any  deduction  from the amount  payable  to the holder of such  depositary receipt  from any  amount  received  by the  custodian  in  respect  of the U.S.
Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

     (2) In  the  event  of an  election  to  have  Section  1302  apply  to any
Securities  or any series of  Securities,  as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal  Revenue Service a ruling or (B) since  the date of this  instrument,  there has been a change in the  applicable  Federal income tax law, in either case (A) or (B) to the effect that,  and based thereon such opinion  shall  confirm that,  the Holders of such
Securities  will not recognize gain or loss for Federal income tax purposes as a result of the deposit,  Defeasance  and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the  same  manner  and at the same  times as would be the case if such  deposit,
Defeasance and discharge were not to occur.

     (3) In  the  event  of an  election  to  have  Section  1303  apply  to any
Securities  or any series of  Securities,  as the case may be, the Company shall have  delivered  to the  Trustee an  Opinion  of Counsel to the effect  that the
Holders of such  Securities  will not recognize  gain or loss for Federal income tax purposes as a result of the deposit and Covenant  Defeasance  to be effected with respect to such Securities and will be subject to Federal income tax on the same  amount,  in the same  manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

     (4)  The  Company  shall  have   delivered  to  the  Trustee  an  Officer's
Certificate to the effect that neither such Securities nor any other  Securities of the same series, if then listed on any securities exchange,  will be delisted as a result of such deposit.

     (5) No event  which  is,  or after  notice  or lapse of time or both  would become,  an Event of  Default  with  respect  to such  Securities  or any  other
Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event  specified in Sections 501(5) and (6), at any time on or prior to the 90th day after the date of such deposit (it being  understood that this condition shall not be deemed satisfied until after such 90th day).

     (6) Such Defeasance or Covenant  Defeasance  shall not cause the Trustee to have a  conflicting  interest  within  the  meaning of the Trust  Indenture  Act
(assuming all Securities are in default within the meaning of such Act).

     (7) Such Defeasance or Covenant  Defeasance shall not result in a breach or violation of, or constitute a default under,  any other  agreement or instrument to which the Company is a party or by which it is bound.

     (8) Such  Defeasance or Covenant  Defeasance  shall not result in the trust arising from such deposit  constituting an investment company within the meaning of the Investment  Company Act unless such trust shall be registered  under such
Act or exempt from registration thereunder.

     (9) At the time of such  deposit,  (A) no  default  in the  payment  of any principal  of or premium or interest on any Senior Debt shall have  occurred and be  continuing,  (B) no event of default  with  respect to any Senior Debt shall have  resulted in such  Senior  Debt  becoming,  and  continuing  to be, due and payable  prior  to the date on which it  would  otherwise  have  become  due and payable (unless payment of such Senior Debt has been made or duly provided for), and (C) no other  event of default  with  respect to any Senior  Debt shall have occurred and be  continuing  permitting  (after notice or lapse of time or both)
the  holders of such  Senior  Debt (or a trustee on behalf of such  holders)  to declare  such Senior  Debt due and  payable  prior to the date on which it would otherwise have become due and payable.

     (10)  The  Company  shall  have  delivered  to  the  Trustee  an  Officer's
Certificate  and an  Opinion  of  Counsel,  each  stating  that  all  conditions precedent  with  respect to such  Defeasance  or Covenant  Defeasance  have been complied with.

     Section 1305. Deposited Money and U.S. Government Obligations to Be Held in
          Trust; Miscellaneous Provisions.

     Subject to the  provisions of the last paragraph of Section 1003, all money and U.S. Government  Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and
Section  1306,   the  Trustee  and  any  such  other  trustee  are  referred  to collectively  as the  "Trustee")  pursuant  to  Section  1304 in  respect of any
Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such  Securities and this  Indenture,  to the payment,  either directly or through any such Paying Agent  (including  the Company acting as its own  Paying  Agent)  as the  Trustee  may  determine,  to the  Holders  of  such
Securities,  of all sums due and to become due  thereon in respect of  principal and any premium and interest,  but money so held in trust need not be segregated from other funds except to the extent required by law.

     Money and U.S. Government Obligations so held in trust shall not be subject to the provisions of Article Fourteen.

     The Company  shall pay and  indemnify  the Trustee  against any tax, fee or other  charge  imposed on or assessed  against the U.S.  Government  Obligations deposited  pursuant to Section 1304 or the  principal  and interest  received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

     Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon  Company  Request any money or U.S.  Government  Obligations  held by it as  provided  in Section  1304 with respect to any Securities which, in the opinion of a firm of independent  public accountants  expressed  in a  written  certification  thereof  delivered  to the
Trustee,  are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant  Defeasance,  as the case may be, with respect to such Securities.

     Section 1306. Reinstatement.

     If the  Trustee  or the  Paying  Agent  is  unable  to apply  any  money in accordance  with this Article with  respect to any  Securities  by reason of any order or judgment of any court or governmental authority enjoining,  restraining or otherwise  prohibiting  such  application,  then the  obligations  under this
Indenture  and such  Securities  from which the Company has been  discharged  or released  pursuant to Section  1302 or 1303 shall be revived and  reinstated  as though no deposit had  occurred  pursuant to this  Article  with respect to such
Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1305 with respect to such Securities in accordance with this Article;  provided,  however,  that if the Company makes any payment of  principal  of or any  premium or  interest on any such  Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

                                ARTICLE FOURTEEN

                         Junior Subordinated Securities

     Section 1401. Certain Securities Subordinate to Senior Debt.

     As provided  pursuant to Section 301 or in a  supplemental  indenture,  the
Company may issue one or more series of Securities  subject to the provisions of this  Article  Fourteen,  and each  Holder of a  Security  of a series so issued
("Junior Subordinated Securities"), whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

     The payment of the  principal  of,  premium,  if any,  and  interest on all
Junior  Subordinated  Securities  issued  with  respect  to which  this  Article
Fourteen  applies shall, to the extent and in the manner  hereinafter set forth, be  subordinate  and subject in right of payment to the prior payment in full of all Senior Debt, whether outstanding at the date of this Indenture or thereafter incurred.

     No provision of this Article  Fourteen  shall prevent the occurrence of any default or Event of Default hereunder.

     Section 1402. Payment Over of Proceeds Upon Default.

     In the event and during the  continuation  of any default in the payment of principal,  premium,  interest  or any  other  payment  due on any  Senior  Debt continuing  beyond  the period of grace,  if any,  specified  in the  instrument evidencing such Senior Debt, unless and until such default shall have been cured or waived or shall have  ceased to exist,  or in the event that the  maturity of any Senior Debt has been accelerated because of a default, then no payment shall be made by the Company with respect to the principal  (including  redemption and sinking  fund  payments)  of, or  premium,  if any,  or  interest  on the Junior
Subordinated Securities.

     In the event that,  notwithstanding  the  foregoing,  any payment  shall be received  by the Trustee or any holder when such  payment is  prohibited  by the preceding  paragraph of this Section  1402,  such payment shall be held in trust for the  benefit  of, and shall be paid over or  delivered  to,  the  holders of
Senior Debt or their respective  representatives,  or to the trustee or trustees under any  indenture  pursuant  to which any of such  Senior  Debt may have been issued,  as their respective  interests may appear,  but only to the extent that the holders of the Senior Debt (or their  representative or representatives or a trustee)  notify the Trustee  within 90 days of such payment of the amounts then due and owing on the Senior Debt and only the amounts  specified  in such notice to the Trustee shall be paid to the holders of Senior Debt.

     Section 1403. Payment Over of Proceeds Upon Dissolution, Etc.

     Upon any payment by the Company,  or  distribution of assets of the Company of any kind or character,  whether in cash, property or securities, to creditors upon any  dissolution  or winding-up or  liquidation  or  reorganization  of the
Company,  whether  voluntary  or  involuntary  or  in  bankruptcy,   insolvency,
receivership  or other  proceedings,  all  amounts due or to become due upon all
Senior  Debt shall first be paid in full,  or payment  thereof  provided  for in money in accordance with its terms, before any payment is made on account of the principal  (and  premium,  if  any)  or  interest  on  the  Junior  Subordinated
Securities;  and upon any such  dissolution  or  winding-up  or  liquidation  or reorganization  any payment by the  Company,  or  distribution  of assets of the
Company of any kind or character,  whether in cash,  property or securities,  to which the Holders of the Junior Subordinated  Securities or the Trustee would be entitled,  except for the provisions of this Article Fourteen,  shall be paid by the Company or by any  receiver,  trustee in  bankruptcy,  liquidating  trustee, agent or other person making such payment or distribution,  or by the Holders of the Junior  Subordinated  Securities or by the Trustee  under this  Indenture if received by them or it, directly to the holders of Senior Debt (pro rata to such holders  on the basis of the  respective  amounts  of  Senior  Debt held by such
holders,   as   calculated   by  the   Company)  or  their   representative   or
representatives,  or to the trustee or trustees under any indenture  pursuant to which any instruments  evidencing any Senior Debt may have been issued, as their respective  interests may appear, to the extent necessary to pay all Senior Debt in full,  in money or  money's  worth,  after  giving  effect to any  concurrent payment or distribution to or for the holders of Senior Debt, before any payment or distribution is made to the holders of Junior  Subordinated  Securities or to the Trustee.

     In  the  event  that,   notwithstanding  the  foregoing,   any  payment  or
distribution of assets of the Company of any kind or character, whether in cash, property or securities,  prohibited by the  foregoing,  shall be received by the
Trustee or the holders of the Junior  Subordinated  Securities before all Senior
Debt is paid in  full,  or  provision  is made  for  such  payment  in  money in accordance with its terms,  such payment or distribution  shall be held in trust for the benefit of and shall be paid over or  delivered to the holders of Senior
Debt or their  representative or representatives,  or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Debt may have been issued, as their respective interests may appear, as calculated by the Company,  for application to the payment of all Senior Debt remaining unpaid to the extent  necessary  to pay all Senior Debt in full in money in  accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt.

     For  purposes  of this  Article  Fourteen,  the words,  "cash,  property or securities"  shall not be deemed to  include  shares of stock of the  Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization  or readjustment,  the payment of which is subordinated  at least to the extent  provided in this Article  Fourteen with respect to the Junior Subordinated  Securities to the payment of all Senior Debt which  may at the time be  outstanding;  provided  that (i) the  Senior  Debt is assumed by the new corporation,  if any, resulting from any such  reorganization or readjustment,  and (ii) the rights of the holders of the Senior Debt are not, without  the  consent  of  such  holders,  altered  by  such  reorganization  or readjustment.  The  consolidation  of the  Company  with,  or the  merger of the
Company into,  another  corporation  or the  liquidation  or  dissolution of the
Company following the conveyance or transfer of its property as an entirety,  or substantially  as an  entirety,  to  another  corporation  upon  the  terms  and conditions  provided  for  in  Article  Eight  hereof  shall  not  be  deemed  a dissolution,  winding-up, liquidation or reorganization for the proposes of this
Section 1403 if such other corporation  shall, as a part of such  consolidation, merger,  conveyance or transfer,  comply with the  conditions  stated in Article
Eight  hereof.  Nothing in Section  1402 or in this  Section 1403 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

     Section 1404. Subrogation to Rights of Holders of Senior Debt.

     Subject  to the  payment  in full of all  Senior  Debt,  the  rights of the holders of the Junior Subordinated  Securities shall be subrogated to the rights of the holders of Senior  Debt to receive  payments  or  distributions  of cash, property or  securities of the Company  applicable to the Senior Debt;  and, for the purposes of such subrogation,  no payment or distributions to the holders of the Senior Debt of any cash,  property or securities to which the holders of the
Junior  Subordinated  Securities or the Trustee would be entitled except for the provisions  of this  Article  Fourteen,  and no  payment  over  pursuant  to the provisions  of this  Article  Fourteen,  to or for the benefit of the holders of
Senior Debt by holders of the Junior  Subordinated  Securities  or the  Trustee,
shall, as between the Company,  its creditors other than holders of Senior Debt, and the Holders of the Junior Subordinated Securities, be deemed to be a payment by the Company to or on account of the Senior Debt.  It is  understood  that the provisions of this Article Fourteen are and are intended solely for the purposes of  defining  the  relative  rights of the  holders of the  Junior  Subordinated
Securities,  on the one hand,  and the  holders of the Senior  Debt on the other hand.

     Nothing  contained in this Article  Fourteen or elsewhere in this Indenture or in the Junior  Subordinated  Securities  is intended to or shall  impair,  as between the Company,  its creditors  other than the holders of Senior Debt,  and the  holders  of the  Junior  Subordinated  Securities,  the  obligation  of the
Company,  which is  absolute  and  unconditional,  to pay to the  holders of the
Junior  Subordinated  Securities  the  principal  of (and  premium,  if any) and interest on the Junior Subordinated Securities as and when the same shall become due and  payable in  accordance  with their  terms,  or is  intended to or shall affect the relative rights of the holders of the Junior Subordinated  Securities and  creditors  of the Company  other than the holders of the Senior  Debt,  nor shall anything herein or therein prevent the Trustee or the holder of any Junior
Subordinated  Security  from  exercising  all  remedies  otherwise  permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this  Article  Fourteen  of the holders of Senior Debt in respect of cash, property or  securities  of the Company  received  upon the exercise of any such remedy.

     Upon any payment or  distribution  of assets of the Company  referred to in this Article Fourteen, the Trustee, subject to the provision of Article Six, and the Holders of the Junior Subordinated Securities shall be entitled to rely upon any order or decree made by any court of  competent  jurisdiction  in which such
dissolution,   winding-up,   liquidation  or   reorganization,   liquidation  or
reorganization  proceedings  are  pending,  or a  certificate  of the  receiver, trustee in bankruptcy,  liquidation  trustee,  agent or other person making such payment or  distribution,  delivered  to the  Trustee  or to the  Holders of the
Junior  Subordinated  Securities,  for the purposes of ascertaining  the persons entitled to participate in such distribution, the holders of the Senior Debt and other  indebtedness of the Company,  the amount hereof or payable  thereon,  the amount or amounts  paid or  distributed  thereon and all other  facts  pertinent thereto or to this Article Fourteen.

     Section 1405. Trustee to Effectuate Subordination.

     Each Holder of a Junior  Subordinated  Security by his  acceptance  thereof authorizes  and  directs the Trustee in his behalf to take such action as may be necessary  or  appropriate  to  effectuate  the  subordination  provided in this
Article Fourteen and appoints the Trustee his  attorney-in-fact  for any and all such purposes.

     Section 1406. Notice to Trustee.

     The Company shall give prompt  written  notice to a Responsible  Officer of the Trustee of any fact known to the Company which would  prohibit the making of any payment of monies to or by the Trustee in respect of the Junior Subordinated
Securities pursuant to the provisions of this Article Fourteen.  Notwithstanding the  provisions  of  this  Article  Fourteen  or any  other  provision  of  this
Indenture,  the Trustee shall not be charged with  knowledge of the existence of any facts which would  prohibit the making of any payment of monies to or by the
Trustee  in  respect  of the  Junior  Subordinated  Securities  pursuant  to the provisions of this Article Fourteen,  unless and until a Responsible  Officer of the Trustee shall have received  written notice thereof at the Principal  Office of the  Trustee  from the  Company or a holder or holders of Senior Debt or from any trustee  therefor;  and before the receipt of any such written  notice,  the
Trustee,  subject to the  provisions  of Article  Six,  shall be entitled in all respects  to assume that no such facts  exist;  provided,  however,  that if the
Trustee shall not have received the notice  provided for in this Section 1406 at least two  Business  Days prior to the date upon  which by the terms  hereof any money may become payable for any purpose  (including,  without  limitation,  the payment of the  principal  of (or  premium,  if any) or  interest  on any Junior
Subordinated  Security),   then,  anything  herein  contained  to  the  contrary
notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the  purposes for which they were  received,  and shall not be affected by any notice to the contrary  which may be received by it within two Business Days prior to such date.

     The Trustee, subject to the provisions of Article Six, shall be entitled to rely on the delivery to it of a written notice by a person representing  himself to be a holder  of  Senior  Debt (or a trustee  on  behalf  of such  holder)  to establish  that such  notice  has been  given by a holder  of  Senior  Debt or a trustee on behalf of any such holder or  holders.  In the event that the Trustee determines  in good faith that further  evidence is required with respect to the right of any person as a holder of Senior Debt to  participate in any payment or distribution  pursuant to this  Article  Fourteen,  the Trustee may request such person to furnish  evidence to the reasonable  satisfaction of the Trustee as to the amount of Senior Debt held by such  Person,  the extent to which such person is entitled to participate in such payment or  distribution  and any other facts pertinent to the rights of such person under this Article Fourteen,  and if such evidence  is not  furnished  the  Trustee  may defer any  payment to such person pending  judicial  determination  as to the right of such person to receive such payment.

     Section 1407.  Rights of Trustee as Holder of Senior Debt;  Preservation of
          Trustee's Rights.

     The Trustee in its individual  capacity shall be entitled to all the rights set forth in this  Article  Fourteen  in respect of any Senior  Debt at any time held by it, to the same extent as any other holder of Senior  Debt,  and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     Nothing in this Article  Fourteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

     Section 1408. No Waiver of Subordination Provisions.

     No right of any  present  or future  holder of any  Senior  Debt to enforce subordination  as herein  provided shall at any time in any way be prejudiced or impaired  by any act or failure to act on the part of the  Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the  Company  with  the  terms,  provisions  and  covenants  of this  Indenture, regardless of any knowledge  thereof which any such holder may have or otherwise be charged with.

     Without in any way limiting the generality of the foregoing paragraph,  the holders  of Senior  Debt may,  at any time and from  time to time,  without  the consent of or notice to the  Trustee or the  holders of the Junior  Subordinated
Securities,  without  incurring  responsibility  to the  holders  of the  Junior
Subordinated  Securities  and without  impairing or releasing the  subordination provided  in this  Article or the  obligations  hereunder  of the holders of the
Junior Subordinated Securities to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of  payment  of, or renew or alter,  Senior  Debt,  or  otherwise  amend or supplement in any manner Senior Debt or any  instrument  evidencing  the same or any  agreement  under which  Senior Debt is  outstanding;  (ii) sell,  exchange, release or  otherwise  deal with any  property  pledged,  mortgaged or otherwise securing  Senior  Debt;  (iii)  release any person  liable in any manner for the collection  of Senior Debt;  and (iv)  exercise or refrain from  exercising  any rights against the Company and any other person.

     This  instrument  may be  executed in any number of  counterparts,  each of which so executed shall be deemed to be an original,  but all such  counterparts shall together constitute but one and the same instrument.

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Indenture to be duly executed as of the day and year first above written.

                                    CINERGY CORP.

                                    By:  /s/ Wendy L. Aumiller
                                             Wendy L. Aumiller
                                             Assistant Treasurer

                                    FIFTH THIRD BANK,
                                    as Trustee

                                    By:  /s/ Christine M. Schaub
                                             Christine M. Schaub
                                             Vice President